                                        Statement of Additional Information


                                        January 7, 2005
                                        As amended March 11, 2005


Fund Information:

Monarch Funds
Two Portland Square
Portland, Maine 04101
(800) 754-8757                                            Daily Assets Cash Fund

Account Information and
Shareholder Services:

Henderson Global Funds
P.O. Box 8391
Boston, Massachusetts 02266-8391
(866) 343-6337

This Statement of Additional Information or "SAI" supplements the Prospectus dated January 7, 2005 as may be amended from time to time, offering Investor Shares, B Shares and C Shares. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Henderson Global Funds at the address or telephone number listed above.

Certain information for the Fund included in the Prospectus and the Annual Report to shareholders is incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, by contacting Henderson Global Funds at the address or telephone number listed above.

Table of Contents


Glossary                                                                    1

Investment Policies and Risks                                               2

Investment Limitations                                                      5

Management                                                                  7

Portfolio Transactions                                                     14

Purchase and Redemption Information                                        15

Taxation                                                                   17

Other Matters                                                              19

Appendix A - Description of Securities Ratings                            A-1

Appendix B - Miscellaneous Tables                                         B-1

Appendix C - Proxy Voting Procedures                                      C-1

Glossary

As used in this SAI, the following terms have the meanings listed.

        "Accountant" means Citigroup.

        "Administrator" means Citigroup.

        "Adviser" means Forum Investment Advisors, LLC.

        "Board" means the Board of Trustees of the Trust.

        "CFTC" means the U.S. Commodities Future Trading Commission.

        "Citigroup" means Citigroup Global Transaction Services.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Custodian" means Forum Trust, LLC, the custodian of the Fund's assets.


        "Distributor" means Foreside Fund Services, LLC (prior to March 1, 2005, known as Forum Fund Services, LLC).


        "Fitch" means Fitch Ratings.

        "Fund" means Daily Assets Cash Fund.

        "Independent Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

        "IRS" means Internal Revenue Service.

        "Moody's" means Moody's Investors Service.

        "NAV" means net asset value per share.

        "NRSRO" means a nationally recognized statistical rating organization.

        "SAI" means Statement of Additional Information.

        "SEC" means the U.S. Securities and Exchange Commission.

        "S&P" means Standard & Poor's Corporation, A Division of the McGraw Hill Companies.

        "Transfer Agent" means Citigroup.

        "Trust" means Monarch Funds.

        "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

        "1933 Act" means the Securities Act of 1933, as amended.

        "1940 Act" means the Investment Company Act of 1940, as amended.

Investment Policies and Risks
--------------------------------------------------------------------------------

The following discussion supplements the disclosure in the Prospectuses about the Fund's investment techniques, strategies and risks.

A.      SEC Rule 2a-7

Under Rule 2a-7 of the 1940 Act, the Fund normally must invest at least 95% of its total assets in securities that are rated (by NRSROs such as S&P) in the highest short-term rating category for debt obligations, or are unrated and determined to be of comparable quality. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, to those U.S. dollar-denominated instruments that the Board has determined present minimal credit risks and will comply with certain reporting and record keeping procedures. The Trust has established procedures to ensure that portfolio securities comply with regulatory quality criteria.

Pursuant to Rule 2a-7, the Board has established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of NAV as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding distributions and utilizing a NAV as determined by using available market quotations.

B.      Fixed Income Securities

1.      General

VARIABLE AND FLOATING RATE SECURITIES The Fund may invest in fixed income securities with variable or floating rates. The yield of variable and floating rate securities varies in relation to changes in specific money market rates. A "variable" interest rate adjusts at predetermined intervals (for example, daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes. These changes are reflected in adjustments to the yield of the variable and floating rate securities and different securities may have different adjustable rates. Accordingly, as interest rates increase or decrease, the appreciation or depreciation may be less on these obligations than for fixed rate obligations. To the extent that the Fund invests in long-term variable or floating rate securities, the Adviser believes that the Fund may be able to take advantage of the higher yield that is usually paid on long-term securities.

The Fund will only purchase variable or floating rate securities, whose interest rate is adjusted based on a single short-term rate or index such as the Prime Rate. Under Rule 2a-7, the Fund may only purchase securities with maturities of greater than 397 days that have demand features that meet certain requirements or that are certain long-term Government Securities.

The Fund may purchase variable and floating rate corporate master notes. Master notes with variable or floating interest rates are unsecured obligations that are redeemable upon notice. If you invest in master notes, you may invest fluctuating amounts in these instruments at varying rates of interest under a direct arrangement with the issuer. These obligations include master demand notes. The issuer of these obligations often has the right, after a given period, to prepay its outstanding principal obligations upon a specified number of days' notice. These obligations generally are not traded and there is generally no established secondary market for these obligations. To the extent a demand note does not have a seven-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

ASSET-BACKED SECURITIES The Fund may purchase adjustable rate mortgage or other asset-backed securities (such as Small Business Association securities). These securities directly or indirectly represent a participation in, or are secured by and payable from, adjustable rate mortgages or other loans that may be secured by real estate or other assets. Most mortgage backed securities are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities.

ADJUSTABLE RATE MORTGAGE BACKED SECURITIES Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer's creditworthiness. Changes in the interest rates on

ARMs may lag behind changes in prevailing market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, a Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rates during a specified period or over the life of the security.

SMALL BUSINESS ADMINISTRATION SECURITIES Small Business Administration ("SBA") securities are variable rate securities that are backed by the full faith and credit of the United States Government, and generally have an interest rate that resets monthly or quarterly based on a spread to the Prime Rate. SBA securities generally have maturities at issue of up to 40 years. The Fund may not purchase an SBA security if, immediately after the purchase, (1) the Fund would have more than 15% of its net assets invested in SBA securities or (2) the total unamortized premium (or the total accreted discount) on SBA securities would exceed 0.25% of the Fund's net assets.

COLLATERALIZED MORTGAGE OBLIGATIONS The Fund may purchase collateralized mortgage obligations ("CMOs"), which are collateralized by ARMs or by pools of conventional mortgages. CMOs typically have a number of classes or series with different maturities that are generally retired in sequence. Each class of bonds receives periodic interest payments according to the coupon rate on the bonds. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 bonds will be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of bonds may be paid off sooner than expected because of an acceleration in prepayments of the obligations comprising the collateral pool.

2.      Risks

INTEREST RATE RISK Changes in interest rates affect the market value of the interest-bearing fixed income securities held by the Fund. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including Government Securities, can change in value when there is a change in interest rates.

CREDIT RISK The Fund's investment in fixed income securities is subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. To limit credit risk, the Fund only invests in securities rated in the highest rating category of an NRSRO or those that are unrated and deemed to be of comparable credit quality by the Adviser.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the security. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. Credit ratings attempt to evaluate the safety of principal and interest payments, and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates. Unrated securities may not be as actively traded as rated securities.

Unrated securities may not be as actively traded as rated securities. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality) if the Adviser determines that retaining such security is in the best interest of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

ASSET-BACKED SECURITIES The value of asset-backed securities may be significantly affected by changes in interest rates, the markets' perception of the issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize asset-backed securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some asset-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of asset-backed securities by borrowers or foreclosures on the borrowers affect the average life of asset-backed securities. Prepayments may be triggered by various factors, including the level of interest rates, general economic conditions, the location and age of the assets underlying the security and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. A decrease in the rate of prepayments may extend the effective maturities of asset-backed securities, increasing their sensitivity to changes in market interest rates. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool and a Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. When this occurs, the Fund's yield will decline. The volume of prepayments of principal in the assets underlying a particular asset-backed security will influence the yield of that security and the Fund's yield. To the extent that the Fund purchases asset-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

C.      Repurchase Agreements

1.      General

The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Fund's custodian, subcustodian or tri-party custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow the Fund to earn income for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

2.      Risks

Repurchase agreements involve credit risk. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, the Fund may have difficulties in exercising its rights to the underlying securities. The Fund may incur costs and expensive time delays in disposing of the underlying securities, and it may suffer a loss. Failure by the other party to deliver a security or currency purchased by the Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements. The Fund will only enter into a repurchase agreement with a seller that the Adviser believes presents minimal credit risk.

D.      Borrowing

1.      General

The Fund may borrow money from banks for temporary or emergency purposes in an amount up to 33 1/3% of the Fund's total assets. The Fund may borrow money for other purposes so long as such borrowings do not exceed 5% of the Fund's total assets. The purchase of securities is prohibited if a Fund's borrowing exceeds 5% or more of its total assets.

2.      Risks

Interest costs on borrowing may offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principle payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements and other similar investments that involve a form of leverage have characteristics similar to borrowing but are not considered borrowing if the Fund maintains a segregated account.

E.      When-Issued Securities

1.      General

The Fund may purchase securities offered on a when-issued or delayed-delivery basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within a certain period of time after the transaction, but delayed settlements beyond that period may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

2.      Risks

At the time the Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including the risk that the value of the security may decline. The use of when-issued transactions enables the Fund to protect against anticipated changes in interest rates and prices, but may also increase the volatility of the Fund's asset value per unit. Failure by a counterparty to deliver a security purchased by the Fund on a when-issued or delayed-delivery basis may result in a loss to the Fund or a missed opportunity to make an alternative investment.

F.      Illiquid Securities

1.      General

The Fund may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" means repurchase agreements not entitling the holder to payment of principal within seven days and securities with legal or contractual restrictions on resale or the absence of a readily available market. Certificates of deposit and other fixed time deposits that carry an early withdrawal penalty or mature in greater than seven days are treated as illiquid securities if there is no readily available market for the instrument.

2.      Risks

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security can become illiquid.

3.      Determination of Liquidity

The Board has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace for the security, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

4.      Core and Gateway(R) Structure

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. The Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

Investment Limitations
--------------------------------------------------------------------------------

The investment objective of the Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The investment objective of a Fund is fundamental. The Fund has also adopted a fundamental policy which provides that, notwithstanding any other investment policy or restriction (whether fundamental or not), the Fund may invest all of its assets in the securities of a single pooled investment fund having substantially the same investment objectives, policies and restrictions as the Fund, as applicable.

A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval. A nonfundamental policy of the Fund may be changed by the Board without interestholder approval. In the event that the Fund changes a policy to invest 80% of net assets (including borrowings) in certain types of securities, the Fund will notify shareholders at least 60 days before such change becomes effective.

For purposes of all investment policies of a Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A.      Fundamental Limitations

The Fund may not:

DIVERSIFICATION With respect to 75% of its assets, purchase a security other than a Government Security if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer.

CONCENTRATION Purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that there is no limit on investments in Government Securities.

For purposes of concentration: (1) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower; (2) utility companies are divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (3) financial service companies will be classified according to the end users of their services, (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry).

UNDERWRITING Underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

REAL ESTATE Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

COMMODITIES Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

BORROWING Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, provided that borrowings do not exceed 33 1/3% of the value of the Fund's total assets.

SENIOR SECURITIES Issue senior securities except as appropriate to evidence indebtedness that the Fund is permitted to incur, and provided that the Fund may issue shares of additional classes that the Board may establish.

LENDING Make loans, except for loans of portfolio securities, through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments.

B.      Nonfundamental Limitations

The Fund may not:

BORROWING Purchase securities for investment while any borrowing equaling 5% or more of the Fund's total assets is outstanding; and if at any time the Fund's borrowings exceed the Fund's investment limitations due to a decline in net assets, such borrowings will be promptly (within three days) reduced to the extent necessary to comply with the limitations. Borrowing for purposes other than meeting redemption requests will not exceed 5% of the value of the Fund's total assets.

SECURITIES WITH VOTING RIGHTS Purchase securities that have voting rights, except the Fund may invest in securities of other investment companies to the extent permitted by the 1940 Act.

MARGIN; SHORT SALES Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

LIQUIDITY Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

Management
--------------------------------------------------------------------------------

A.      Trustees and Officers of the Trust


The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Fund. The fund complex includes the Trust and three other investment companies (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his affiliation with a broker-dealer. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated.



-----------------------------------------------------------------------------------------------------------------------
                                                                                            Number of
                                           Term of                                          Portfolios
                                         Office and                                          in Fund         Other
                            Position       Length         Principal Occupation(s)            Complex      Trusteeships
          Name,             with the      of Time                During                     Overseen        Held by
     Age and Address         Trust         Served             Past 5 Years                  by Trustee      Trustees
-----------------------------------------------------------------------------------------------------------------------
Independent Trustees

J. Michael Parish           Chairman     Since 1989   Retired; Partner, Wolfe, Block,          26            None
Born:  November 9, 1943     Trustee      (Chairman    Schorr and Solis-Cohen LLP (law
                                         since 2004)  firm) 2002 - 2003; Partner,
                                                      Thelen Reid & Priest LLP
                                                      (law firm) from 1995 - 2002.

Costas Azariadis            Trustee      Since 1989   Professor of Economics, University       26            None
Born:  February 15, 1943                              of California-Los Angeles;
                                                      Visiting Professor of
                                                      Economics, Athens
                                                      University of Economics
                                                      and Business 1998 - 1999.

James C. Cheng              Trustee      Since 1989   President, Technology Marketing          26            None
Born:  July 26, 1942                                  Associates (marketing company for
                                                      small and medium sized businesses
                                                      in New England).

Interested Trustee

John Y. Keffer              Trustee      Since 1989   President, Citigroup's fund              26            None
Born:  July 15, 1942                                  services division  since 2003;
                                                      President, Forum Financial
                                                      Group, LLC ("Forum") (a
                                                      fund services company
                                                      acquired by Citigroup in 2003).

Officers

David I. Goldstein          President    Since 2003   Director, Citigroup since 2003;          N/A           N/A
Born:  August 3, 1961                                 Director of Business Product
                                                      Development, Forum 1999 - 2003.

Beth P. Hanson              Vice         Since 2003   Relationship Manager; Citigroup          N/A           N/A
Born:  July 15, 1966        President/                since 2003; Relationship Manager,
                            Assistant                 Forum 1999 - 2003.
                            Secretary

Sara M. Morris              Vice         Since 2004   Director and Relationship Manager,       N/A           N/A
Born:  September 18, 1963   President                 Citigroup since 2004; Chief
                                                      Financial Officer, The VIA
                                                      Group, LLC (strategic
                                                      marketing company) 2000 - 2003.

Stacey E. Hong              Treasurer    Since 2002   Director, Fund Accounting,               N/A           N/A
Born:  May 10, 1966                                   Citigroup since 2003; Director of
                                                      Accounting, Forum 1998 - 2003.


                                                                                            Number of
                                           Term of                                          Portfolios
                                         Office and                                          in Fund         Other
                            Position       Length         Principal Occupation(s)            Complex      Trusteeships
          Name,             with the      of Time                During                     Overseen        Held by
     Age and Address         Trust         Served             Past 5 Years                  by Trustee      Trustees
-----------------------------------------------------------------------------------------------------------------------
David M. Whitaker           Secretary    Since 2004   Counsel, Citigroup since 2004;           N/A           N/A
Born:  September 6, 1971                              Assistant Counsel, PFPC, Inc. (a
                                                      fund services company) 1999 - 2004.

Peter R. Guarino            Chief        Since 2004   Executive Director, Investment           N/A           N/A
Born:  June 22, 1958        Compliance                Company Services of the Distributor
                            Officer                   since 2004; General Counsel and
                                                      Global Compliance Director, MiFund,
                                                      Inc. (internet-based trading
                                                      platform) 2000 - 2002; Western
                                                      Division Chief Operating Officer,
                                                      Fund Services Group, Merrill
                                                      Corporation (financial printer)
                                                      1998 - 2000.


B.      Trustee Ownership in Family of Investment Companies

                                                                Aggregate Dollar Range of
                                                            Ownership as of December 31, 2004
                          Dollar Range of Beneficial          in all Registered Investment
                         Ownership in the Trust as of       Companies Overseen by Trustee in
Trustees                      December 31, 2004               Family of Investment Companies
---------------------------------------------------------------------------------------------
Interested Trustees
John Y. Keffer                      None                           $ 10,001-$50,000
Independent Trustees
Costas Azariadis                    None                                  None
James C. Cheng                      None                                  None
J. Michael Parish                   None                             Over $100,000

C.      Ownership of Securities of the Adviser and Related Companies

As of December 31, 2003, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its distributor, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D.      Information Concerning Board Committees

AUDIT COMMITTEE. The Trust's Audit Committee consists of Messrs. Azariadas, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Audit Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended August 31, 2004, the Audit Committee met four times.

NOMINATING COMMITTEE. The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Independent Trustees. The Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The

Nominating Committee will not consider nominees for Independent Trustees recommended by security holders. During the fiscal year ended August 31, 2004, the Nominating Committee did not meet.

QUALIFIED LEGAL COMPLIANCE COMMITTEE. The Trust's Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended August 31, 2004 the QLCC did not meet.

VALUATION COMMITTEE The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer and Parish, the senior officers of the Trust, and a senior representative of the investment adviser to the Trust series requiring fair valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended August 31, 2004, the Valuation Committee did not meet.


E.      Compensation of Trustees and Officers


Each Independent Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman) and $500 for each short special Board meeting and $1,500 for each major special meeting attended. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. Mr. Keffer receives no compensation (other than reimbursement for travel and related expenses) for service as Trustee. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth estimated fees to be paid to each Trustee by the Trust and the Fund Complex for the fiscal year ending August 31, 2004.

                                                              Total Compensation
                     Compensation                            from Trust and Fund
Trustees             from the Fund   Benefits   Retirement         Complex
--------------------------------------------------------------------------------
John Y. Keffer        $         0     $    0     $     0         $         0
Costas Azariadis      $     3,239     $    0     $     0         $    22,800
James C. Cheng        $     3,239     $    0     $     0         $    22,800
J. Michael Parish     $     3,648     $    0     $     0         $    25,850

F.      Investment Adviser

1.      Services

The Adviser serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all necessary services, facilities and personnel in connection with managing a Fund's investments and effecting portfolio transactions for the Fund. Anthony R. Fischer, Jr., has been the portfolio manager responsible for the day-to-day management of the Fund since its inception. Mr. Fischer has over 30 years of experience in the money market industry.

2.      Fees

Table 1 in Appendix B shows for the past three fiscal years the dollar amount payable by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fee paid by the Fund.

3.      Other

The Adviser is not affiliated with Citigroup or any company affiliated with Citigroup. The Advisory Agreement with respect to a Fund must be approved at least annually by the Board or by majority vote of the shareholders of a Fund, and in either case by a majority of the Independent Trustees.

The Advisory Agreement is terminable with respect to the Fund without penalty by the Board on 60 days' written notice when authorized either by vote of the Fund's outstanding voting interests or by a majority vote of the Board, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment. Under the Advisory

Agreement, the Adviser is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties.

4.      Advisory Agreement Approval

At the December 9, 2004 meeting, the Board, including a majority of the Independent Trustees, determined that it would be in the best interests of the Fund and its shareholders to continue the Investment Advisory Agreement between the Trust and the Adviser (the "Initial Advisory Agreement") for an additional twelve months. The Board considered the nature and quality of services to be provided to the Fund. The Board also reviewed certain information regarding the Adviser's compliance with applicable rules and regulations over the past year. The Board also considered the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on fees and expenses of similar mutual funds, noting, among other things, that the advisory fees and total expense ratio for the Fund were below the median figures in the comparative data.

The Board considered the factors listed below, and such other factors and information it deemed relevant prior to approving and recommending the continuation of the Advisory Agreement:

        (1) The fact that the Adviser is the investment adviser to three other Trust series;

        (2) Information provided by the Adviser regarding the Adviser's executive officers;

        (3) A representation from the Adviser that the Fund's portfolio would be monitored weekly for compliance with the Fund's investment policies;

        (4) The fact that all classes of the Fund outperformed its Lipper Inc. peer group for the 3-month, 6-month, 1-year, 3-year, and 5-year periods.

        (5) The fact that the Adviser's advisory fees for the other classes of the Fund were lower or comparable to advisory fees for its Lipper Inc. peer group;

        (6) The Adviser's financial statements (a copy of which was provided to the Board) as well as information relating to the insurance maintained by the Adviser.

G.      Distributor

1.      Services


The Distributor serves as the distributor (also known as the principal underwriter) of the Fund's shares pursuant to a distribution agreement with the Trust (the "Distribution Agreement"). The Distributor is located at Two Portland Square, Portland, Maine 04101 and is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.


The Distributor acts as the representative of the Trust in connection with the offering of the Fund's shares. The Distributor continually distributes shares of the Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares.

The Distributor may enter into arrangements with various financial institutions through which you may purchase or redeem shares. The Distributor may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of Fund shares.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of Fund shares. These financial institutions may charge a fee for their services and may receive shareholders service fees even though Fund shares are sold with sales charges or distribution fees. These financial institutions may otherwise act as the Distributor's agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Funds.

2.      Distribution Plan

In accordance with Rule 12b-1 under the 1940 Act, the Trust has adopted the Plan for Investor Shares, B and C Shares of the Fund. The Plan provides for the payment to the Distributor of a Rule 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Investor Shares and 0.75% of the average daily net assets of B Shares and C Shares.

The Plan provides that the Distributor may incur expenses for activities including, but not limited to: (1) expenses of sales employees or agents of the distributor, including salary, commissions, travel and related expense for services in connection with the distribution of shares; (2) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or institution receiving such fees; (3) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (4) the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor or others in connection with the offering of Investor Shares for sale to the public.

The Plan provides that all written agreements relating to the Plan must be approved by the Board, including a majority of the Independent Trustees. In addition, the Plan requires the Trust and the Distributor to prepare and submit to the Board, at least quarterly, and the Board to review written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made.

The Plan provides that it will remain in effect with respect to the Fund for one year from the date of adoption and thereafter shall continue in effect provided they are approved at least annually by a majority vote of the shares of the affected class or by the Board, including a majority of the Independent Trustees. The Plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution pursuant to the Plan without shareholder approval (a majority vote of outstanding shares of the affected class) and that other material amendments of the Plan must be approved by the Independent Trustees. The Board may terminate the Plan at any time by a majority of the Independent Trustees, or by the shareholders of the Fund's Investor Shares.

Table 2 in Appendix B shows the dollar amount of fees payable, waived, and paid under the Plan with respect to the Fund for the past three fiscal years.

3.      Fees

The Distributor does not receive a fee for any distribution services performed except the distribution service fees with respect to the Shares of those Classes for which a distribution plan ("Plan") is effective.


4.      Compliance Services

Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust and subject to approval by the Board, the Distributor provides a Chief Compliance Officer ("CCO") to the Trust as well as certain additional compliance support functions ("Compliance Services").

The Compliance Agreement states that the Distributor will receive a fee for the Compliance Services that it performs. For the CCO's services, the Distributor receives a fee from the Fund of $12,500 per year. Pursuant to the Administration Agreement between the Trust and Administrator, the Administrator has agreed to pay the Distributor for certain additional compliance support functions.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by the Distributor with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

Under the Compliance Agreement, the Distributor is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, the Distributor and certain related parties (such as the Distributors officers and persons who control the Distributor) are indemnified by the Trust against any and all claims and expenses related to the Distributor's actions or omissions, except for any act or omission resulting from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 6 in Appendix B shows the dollar amount of the fees accrued by each Fund to the Distributor for Compliance Services, the amount of the fee waived by the Distributor, and the actual fees received by the Distributor. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).


4.      Other

The Distribution Agreement with respect to the Fund must be approved at least annually by the Board or by majority vote of the shareholders of that Fund, and in either case by a majority of the Independent Trustees.

The Distribution Agreement terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of a majority of the Fund's outstanding voting securities or by a majority vote of the Board, or by the Distributor on 60 days' written notice to the Trust.

Under the Distribution Agreement, the Distributor is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties.

Under the Distribution Agreement, the Distributor and certain related parties (such as the Distributor's officers and persons that control the Distributor) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in the Trust's Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify the Distributor for any such misstatements or omissions if they were made in reliance upon information provided in writing by the Distributor in connection with the preparation of the Registration Statement.

H.      Other Service Providers

1.      Administrator

As administrator, pursuant to an administration agreement with the Trust (the "Administration Agreement"), the Administrator is responsible for supervising the overall management of the Trust, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.

For its services, the Administrator receives a fee with respect to each class of the Fund at an annual rate of 0.11% of the average daily net assets of the Fund, plus an additional $25,000 for each of B Shares and C Shares.

The Administration Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Independent Trustees. The Administration Agreement is terminable without penalty by the Trust or by the Administrator with respect to a Fund on 60 days' written notice.

Under the Administration Agreement, the Administrator is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties. The Administrator and certain related parties (such as The Administrator's officers and persons who control the Administrator) are indemnified by the Trust against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.

Table 3 in Appendix B shows the dollar amount of the fees payable by the Fund to the Administrator, the amount of the fee waived by the Administrator, and the actual fees paid by the Fund for the past three fiscal years.

2.      Transfer Agent

The Transfer Agent serves as transfer agent and distribution paying agent pursuant to a transfer agency agreement with the Trust (the "Transfer Agency Agreement"). The Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, ME 04101 and is registered as a transfer agent with the SEC.

For its services, the Fund pays the Transfer Agent an annual fee of $12,000 for Investor Shares and $15,000 for each of B and C Shares. The Transfer Agent also receives a fee of 0.20% of the average daily net assets of the Fund.

The Transfer Agent is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents or processing agents, which may be its affiliates, who agree to comply with the terms of the Transfer Agency Agreement. The Transfer Agent may pay those agents for their services, but no such payment will increase the Transfer Agent's compensation from the Trust.

The Transfer Agent or any sub-transfer agent or processing agent may also act and receive compensation as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of a Fund with respect to assets invested in that Fund. The Transfer Agent or any sub-transfer agent or other processing agent may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust or from the Transfer Agent with respect to assets of those customers or clients invested in the Portfolio. The Transfer Agent or sub-transfer agents or processing agents retained by the Transfer Agent may offer and redeem Fund shares.

3.      Shareholder Service Agreement

The Trust has adopted a shareholder service agreement (the "Shareholder Service Agreement") with respect to Institutional Shares, Investor Shares, Institutional Service Shares, B Shares, and C Shares of the Fund. Under the Shareholder Service Agreement, the Trust may pay the Administrator a shareholder servicing fee at an annual rate of 0.20% of the average daily net assets of Investor Shares and 0.25% of the average daily net assets of B Shares and C Shares. The Administrator may pay any or all amounts of these payments to various institutions that provide shareholder servicing to their customers holding Investor, B Shares and C Shares.

The Shareholder Service Agreement shall continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the Board and a majority of the Independent Trustees. Any material amendment to the Shareholder Service Agreement must be approved by a majority of the Independent Trustees. The agreement may be terminated without penalty at any time by a vote of a majority of the Independent Trustees or the Administrator.

The Administrator may enter into shareholder servicing agreements with various shareholder servicing agents pursuant to which those agents, as agent for their customers, may agree among other things to: (1) answer shareholder inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust's services;
(2) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (3) assist shareholders in arranging for processing purchase, exchange and redemption transactions; (4) arrange for the wiring of funds; (5) guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts;
(6) integrate periodic statements with other shareholder transactions; and (7) provide such other related services as the shareholder may request.

In offering or redeeming Fund shares, some shareholder servicing agents also may impose certain conditions on their customers, subject to the terms of the Prospectuses, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or by charging their customers a direct fee for their services. Some shareholder servicing agents may also act and receive compensation for acting as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Fund with respect to assets invested in the Fund. These shareholder servicing agents may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust with respect to assets of those customers or clients invested in the Fund.

Table 4 in Appendix B shows the dollar amount of fees paid by each class of the Fund to the Administrator under the Shareholder Service Agreement, the amount of the fees waived by the Administrator and the actual fees paid by each class for the past three fiscal years.

4.      Fund Accountant

The Accountant serves as fund accountant pursuant to an accounting agreement with the Trust (the "Fund Accounting Agreement"). The Accountant provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns.

The Accountant receives a fee of $36,000 per year, plus $12,000 per year for each of B and C Shares. The Accountant also receives certain surcharges and out of pocket expenses.

The Fund Accounting Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Independent Trustees. The Fund Accounting Agreement is terminable without penalty by the Trust or by the Accountant with respect to a Fund on 60 days' written notice.

Under the Fund Accounting Agreement, the Accountant is not liable to the Trust or any of the Trust's shareholders for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties. The Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care.

Table 5 in Appendix B shows for the past three fiscal years the dollar amount payable by the Fund to the Accountant, the amount of the fee waived by the Accountant, and the actual fees received by the Accountant for the past three fiscal years.

5.      Custodian

The Custodian, pursuant to an agreement with the Trust, safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of a Fund's domestic and foreign assets. The Custodian is located at Two Portland Square, Portland, ME 04101.

For its services, the Custodian receives a fee of 1.25% of the average daily net assets of the Fund. The fees are accrued daily by the Fund and are paid monthly based on average net assets and transactions for the previous month.

Comerica Bank is the Fund's subcustodian. Comerica Bank is located at One Detroit Center, 500 Woodward Avenue, Detroit, MI 47226.

6.      Legal Counsel

Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue NW, Washington, D.C. 20036, passes upon legal matters in connection with the issuance of shares of the Trust.

7.      Independent Registered Public Accounting Firm

KPMG LLP, 99 High Street, Boston, MA 02110, is the independent registered public accounting firm of the Fund. The independent registered public accounting firm audits the annual financial statements of the Fund. The independent registered public accounting firm also reviews the tax returns and certain regulatory filings of the Fund.

Portfolio Transactions
--------------------------------------------------------------------------------

Purchases and sales of portfolio securities for the Fund usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. There are usually no brokerage commissions paid for any purchases. The Trust does not anticipate that the Fund will pay brokerage commissions, however, in the event the Fund pays brokerage commissions or other transaction-related compensation, the payments may be made to broker-dealers who pay expenses of the Fund that the Fund would otherwise be obligated to pay itself. Any transaction for which the Fund pays transaction-related compensation will be effected at the best price and execution available, taking into account the amount of any payments made on behalf of the Fund by the broker-dealer effecting the transaction.

Allocations of transactions to dealers and the frequency of transactions are determined for the Fund by the Adviser in its best judgment and in a manner deemed to be in the best interest of interestholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available. The Adviser monitors the creditworthiness of counterparties to the Funds' transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks. No portfolio transactions are executed with the Adviser or any of its affiliates.

The Fund paid no brokerage commissions during fiscal years ended August 31, 2004, 2003 and 2002.

A.      Other Accounts of the Adviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. When purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.


B.      Securities of Regular Broker-Dealers

Table 7 of Appendix B lists the Fund's regular brokers and dealers whose securities (or the securities of the parent company) were acquired by the Fund during the most recent fiscal year as well as the aggregate value of such securities held by the Fund as of the Fund's most recent fiscal year end.


C.      Portfolio Holdings

The portfolio holdings of the Fund are disclosed to the public 60 days after each fiscal quarter end through filings of SEC Form N-CSR or Form N-Q. The Fund reserves the right to adopt a policy that prohibits disclosure of portfolio holdings until after quarterly filing dates or until after holdings have been made available through a shareholder mailing or posting to the Fund web site as of an earlier date.

The Administrator may report portfolio holdings on behalf of the Fund to survey companies (e.g. Morningstar or Lipper, Inc.) or other parties as directed by an authorized officer of the Fund. Such reports are distributed no earlier than 60 days after the

Fund's fiscal quarter end. Neither a Fund nor the Adviser receives any compensation in connection with disclosure of portfolio holdings.

The Fund's Chief Compliance Officer oversees the disclosure of portfolio holdings and provides an annual report regarding this disclosure to the Board.

Purchase and Redemption Information
--------------------------------------------------------------------------------

A.      General Information

Investor Shares, B Shares and C Shares are only available for purchase through an exchange of a Henderson Global Fund.

The Fund will not be available for exchanges to or from the Henderson Global Funds on any day when either the NYSE or Federal Reserve Bank is closed. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund or its classes may be available for sale in the state in which you reside. Please check with your investment professional to determine the Fund's or class' availability.

B.      Purchases through Financial Institutions

You may exchange shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting exchange requests to the Fund. Investor Shares are only available for purchase by exchange from Class A shares of a Henderson Global Fund through dealers authorized by Henderson at its sole discretion. B Shares and C Shares are only available for purchase by exchange from the same class of a Henderson Global Fund through dealers authorized by Henderson in its sole discretion. You cannot purchase Investor Shares, B Shares or C Shares directly.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. When you purchase the Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures; you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Fund may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

C.      Lost Accounts

The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

D.      Additional Redemption Information

The Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus or herein.

Normally, redemption proceeds are paid immediately following receipt of a redemption order in proper form. A delay may occur in cases of very large redemptions, excessive trading or during unusual market conditions. In any event, you will be paid within 7 days, unless: (1) your bank has not cleared the check to purchase the shares (which may take up to 15 days); (2) the Federal Reserve Bank of San Francisco or the NYSE is closed for any reason other than normal weekend or holiday closings; (3) there is an emergency in which it is not practical for the Fund to sell its portfolio securities or for the Fund to determine its net asset value; or (4) the SEC deems it inappropriate for redemption proceeds to be paid. You can avoid the delay of waiting for your bank to clear your check by paying for shares with wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check to your record address.

E.      Suspension of Redemption Right

The right of redemption may not be suspended, except for any period during which: (1) the Federal Reserve Bank of San Francisco or the NYSE are closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of a Fund.

F.      Redemption In Kind

Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities. However, if the Board determines conditions exist which would make payment in cash detrimental to the best interests of the Fund or if the amount to be redeemed is large enough to affect the Fund's operations, payment in portfolio securities may be denied. If redemption proceeds are paid wholly or partly in portfolio securities, shareholders may incur brokerage costs by converting the securities to cash. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

G.      Distributions

Distributions of net investment income will be reinvested at the Fund's NAV as of the last business day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV per share of the Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

As described in the Prospectuses, under certain circumstances, the Fund may close early and advance the time by which the Fund must receive a purchase or redemption order and payments. In this case, if an investor places an order after the cut-off time, the order will be processed on the follow-up business day and your access to the Fund will be temporarily limited.

H.      Contingent Deferred Sales Charge (B Shares and C Shares)

With respect to B Shares and C Shares of the Fund, certain redemptions are not subject to a contingent deferred sales charge. No such charge is imposed on: (1) redemptions of shares acquired through the reinvestment of dividends and distributions; (2) involuntary redemptions by the Fund of a shareholder account with a low account balance; (3) involuntary redemptions by the Fund of a shareholder account if the Fund or its agents reasonably believes that fraudulent or illegal activity is occurring or is about to occur in the account;
(4) redemptions of shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder's death or disability;
(5) redemptions to effect a distribution (other than a lump sum distribution) from a qualified retirement plan under Section 401(a) of the Code or a plan operating consistent with Section 403(b) of the Code in connection with loan, hardship withdrawals, death, disability, retirement, change of employment, or an excess contribution; and (6) required distributions from an IRA or other retirement account after the accountholder reaches the age of 70 1/2, limited to 10% annually of the value of the shareholder's account, measured at the time the shareholder sets up the account. For these purposes, the term disability shall have the meaning ascribed thereto in Section 72(m)(7) of the Code. Under that provision, a person is considered disabled if the person is unable to engage in any gainful substantial activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. Appropriate documentation satisfactory to the Fund is required to substantiate any shareholder death or disability.

I.      Conversion of B Shares

The conversion of B Shares of the Fund to Investor Shares of the Fund is subject to the continuing availability of an opinion of counsel to the effect that: (1) the assessment of the distribution services fee with respect to the B Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code; and (2) the conversion of B Shares does not constitute a taxable event under Federal income tax law. The conversion B Shares to Investor Shares may be suspended if such an opinion is not available at the time the conversion is to occur. In that event, no conversions would occur, and shares might continue to be subject to a distribution services fee for an indefinite period, which may extend beyond the specified number of years for conversion of the B Shares.

Taxation
--------------------------------------------------------------------------------

The tax information set forth in the Prospectuses and the information in this section relates solely to U.S. Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the implications to shareholders. The discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

This section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and their shareholders. Any of these changes or court decisions may have a retroactive effect. The following discussion does not reflect the American Jobs Creation Act of 2004, passed by Congress in October 2004, which contains provisions that would alter certain aspects of this discussion, particularly with respect to foreign shareholders.

All investors should consult their own tax advisers as to the Federal, state, local and foreign tax provisions applicable to them.

The tax year-end of the Fund is August 31 (the same as the Fund's fiscal year end).

A.      Qualification as a Regulated Investment Company

The Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

1.      Meaning of Qualification

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, net short-term capital gain and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of its net long-term capital gain over its net short-term capital loss) that it distributes to shareholders. In order to qualify as a regulated investment company, a Fund must satisfy the following requirements:

..       The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by a Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

..       The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.

..       The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2.      Failure to Qualify

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

B.      Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. The distributions paid by the Fund will not qualify for the dividends-received deduction for corporate shareholders.

Under the Code, a portion of the distributions from a regulated investment company may be treated as "qualified dividend income," taxable to individuals at a maximum federal tax rate of 15% (5% for individuals in lower tax brackets), provided that holding period and other requirements are met. Based upon the investment policies of each Fund, it is expected that none of a Fund's distributions will be treated as "qualified dividend income".

The Fund anticipates distributing substantially all of its net capital gain, if any, for each tax year. These distributions generally are made only once a year, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund. If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to you on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year even if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

C.      Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of a Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

D.      Backup Withholding

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions paid to you if you: (1) have failed to provide a correct taxpayer identification number; (2) are subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to a Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against your Federal income tax liability or refunded.

E.      Foreign Shareholders

If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), the tax implications of income received from a Fund will depend on whether the income is "effectively connected" with your U.S. trade or business.

If the income from the Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income (and short-term capital gains) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. You generally will be exempt from U.S. Federal income tax on distributions of net capital gain from the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from a Fund is effectively connected with your U.S. trade or business, then ordinary income distributions and capital gain distributions will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the foreign tax consequences of an investment in the Fund.

F.      State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisers as to the state and local tax consequences of an investment in the Fund.

Other Matters
--------------------------------------------------------------------------------

A.      The Trust and Its Shareholders

1.      General Information

The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 7, 2003 and is registered as an open-end, management investment company under the 1940 Act. In April 2003, the Trust succeeded to the assets and liabilities of Monarch Funds, a statutory trust organized under the laws of the State of Delaware on July 10, 1992 and registered as an open-end, management investment company under the 1940 Act. Prior to June 9, 2003, the Fund operated under a master-feeder fund structure whereby they sought to achieve its investment objective by investing all of its investable assets in separate portfolios (the "Portfolios") of Core Trust (Delaware) ("Core Trust"). The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares.

As of the date hereof, the Trust's series consists of the Fund, Daily Assets Government Fund, Daily Assets Treasury Fund and Daily Assets Government Obligations Fund. The Fund offers shares of beneficial interest in an Investor, Preferred, Institutional Service, B, C, Institutional and Universal Share class of these series. Each class of the Fund may have a different expense ratio and its expenses will affect each class' performance.

The Fund is not required to maintain a code of ethics pursuant to Rule 17j-1 of the 1940 Act. However, the Adviser and the Distributor have adopted codes of ethics under that Rule; these codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Trust and the Fund will continue indefinitely until terminated.

2.      Shareholder Voting and Other Rights

Each share of the Fund and each class of shares has equal distribution, liquidation and voting rights. Fractional shares have these rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each class votes separately with respect to the provisions of any Rule 12b-1 plan, which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those classes are entitled to vote on the matter. Massachusetts law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series) shares may, as set forth in the Trust Instrument, call a meeting of shareholders of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees. There are no conversion or preemptive rights in connection with shares of the Trust.

3.      Termination or Reorganization of Trust or Its Series

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the state of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B.      Fund Ownership

As of December 15, 2004, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Fund and each class.

Also as of that date, certain shareholders of record owned 5% or more of the Fund or class. These shareholders and any shareholder known by the Fund to own beneficially 5% or more of the Fund or class are listed in Table 7 in Appendix B.


From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to require the Trust to hold a shareholder meeting to vote on certain issues and may be able to greatly affect (if not determine) the outcome of a shareholder vote. These shareholders and any shareholder known by the Fund to own beneficially or of record 25% or more of the Fund as of December 15, 2004 and who may be deemed to control the Fund are listed in Table 8 in Appendix B.


C.      Limitations on Shareholders' and Trustees' Liability

Under Massachusetts law, shareholders of a Fund conceivably may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of the Fund's property of any shareholder or former shareholder held personally liable for the obligations of a Fund. The Trust Instrument also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Massachusetts law does not apply, no contractual limitation of liability was in effect, and a Fund is unable to meet its obligations.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever. A Trustee is not, however, protected against any liability to which he would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.      Proxy Voting Procedures

Copies of the Trust's and Adviser's proxy voting procedures are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2004 is available (1) without charge, upon request, by contacting the Transfer Agent at
(866) 343-6337 or (207) 879-0001 and (2) on the SEC's website at
http://www.sec.gov.

E.      Registration Statement

This SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. You may also review the registration statement at the SEC's web site at www.sec.gov.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.


F.      Financial Statements


The financial statements of the Fund for the year ended August 31, 2004, which are included in the Fund's annual report to Shareholders, are incorporated herein by reference. These financial statements include only the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes, report of independent registered public accounting firm and other items required by Regulation S-X.

--------------------------------------------------------------------------------

Appendix A - Description of Securities Ratings

Corporate Bonds

Moody's

  Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

  Note Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

  AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  Note Plus (+) or minus (-). The ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          The 'r' symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns that are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch

  AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

--------------------------------------------------------------------------------

Short Term Ratings

Moody's

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          .       Leading market positions in well-established industries.
          .       High rates of return on funds employed.
          .       Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          .       Broad margins in earnings coverage of fixed financial
                  charges and high internal cash generation.
          .       Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

  A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Fitch

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

--------------------------------------------------------------------------------

Appendix B - Miscellaneous Tables

Table 1 - Investment Advisory Fees

The fees payable by the Fund under the Investment Advisory Agreement for the year ended August 31, 2004 and the period June 9, 2003 to August 31, 2003 were:

                                     Daily Assets Cash
Year ended August 31,                      Fund
------------------------------------------------------
      2004                              $  181,812
      2003                                  48,075

The fees payable by the Portfolios under the Investment Advisory Agreement for the past three years were:

Year ended August 31,                  Cash Portfolio
------------------------------------------------------
      2003 (9/1/2002 to 6/8/2003)       $  221,143
      2002                                 494,099

Table 2 - Distribution Fees

The fees payable by the Fund (including its predecessors) under the Distribution Plan for the past three years were:

Investor Shares

Year ended August 31,               Contractual Fee    Fee Waived      Fee Paid
--------------------------------------------------------------------------------
      2004                            $    723,362     $        -    $   723,362
      2003                               1,120,169              -      1,120,169
      2002                               1,732,245              -      1,732,245

For the fiscal year ended August 31, 2004, all of the fees paid under the Distribution Plan were made to financial institutions that make the Fund's Investor Shares available for sale to their clients and for marketing of the Fund's Investor Shares. No fees were paid for the distribution of B or C shares during these periods because they had not yet commenced operations.

Table 3 - Administration Fees

The fees payable by the Fund under the Administration Agreement for the past three years were:

Preferred Shares

Year ended August 31,               Contractual Fee    Fee Waived      Fee Paid
--------------------------------------------------------------------------------
      2004                            $     10,351      $   8,955    $    1,396
      2003                                   7,195          7,195             -
      2002                                  37,898         37,898             -

Universal Shares

Year ended August 31,               Contractual Fee    Fee Waived      Fee Paid
--------------------------------------------------------------------------------
      2004                            $     94,419      $  15,965    $   78,454
      2003                                  64,494         24,727        39,767
      2002                                  25,540              -        25,540

Institutional Service Shares

Year ended August 31,               Contractual Fee    Fee Waived      Fee Paid
--------------------------------------------------------------------------------
      2004                            $     31,949      $       -    $   31,949
      2003                                   8,378              -         8,378

--------------------------------------------------------------------------------

Institutional Shares

Year ended August 31,               Contractual Fee    Fee Waived      Fee Paid
--------------------------------------------------------------------------------
      2004                            $    105,468      $       -    $  105,468
      2003                                 129,713              -       129,713
      2002                                 284,274              -       284,274

Investor Shares

Year ended August 31,               Contractual Fee    Fee Waived      Fee Paid
--------------------------------------------------------------------------------
      2004                            $    318,315      $       -    $   318,315
      2003                                 308,532              -        308,532
      2002                                 372,094              -        372,094

The fees payable by the Portfolio under an agreement between Core Trust and the Administrator for the past three years were:

Year ended August 31,               Contractual Fee    Fee Waived      Fee Paid
--------------------------------------------------------------------------------
      2003 (9/1/2002 to 6/8/2003)
        Cash Portfolio                $    311,499      $       -    $   311,499
      2002
        Cash Portfolio                     733,971              -        733,971

Table 4 - Shareholder Service Fees

The fees payable by the Fund under the Shareholder Services Agreement for the past three years were:

Institutional Service Shares

Year ended August 31,               Contractual Fee    Fee Waived      Fee Paid
--------------------------------------------------------------------------------
      2004                            $     58,111      $  25,872    $    32,239
      2003                                  15,232          9,590          5,642

Institutional Shares

Year ended August 31,               Contractual Fee    Fee Waived      Fee Paid
--------------------------------------------------------------------------------
      2004                            $    191,809      $  54,380    $   137,429
      2003                                 394,415         73,722        320,693
      2002                               1,073,516         51,885      1,021,631

Investor Shares

Year ended August 31,               Contractual Fee    Fee Waived      Fee Paid
--------------------------------------------------------------------------------
      2004                            $    578,693      $  67,864    $   510,829
      2003                                 896,145         79,409        816,736
      2002                               1,385,796              -      1,385,796

Table 5 - Fund Accounting Fees

The fees payable by the Fund under the Accounting Agreement for the past three years were:

Year ended August 31,               Contractual Fee    Fee Waived      Fee Paid
--------------------------------------------------------------------------------
      2004                            $    104,561      $       -    $   104,561
      2003                                  26,174              -         26,174
      2002                                   3,000              -          3,000

--------------------------------------------------------------------------------

The fees payable by the Portfolio under an agreement between the Core Trust and the Accountant for the past three years were:

Year ended August 31,               Contractual Fee    Fee Waived      Fee Paid
--------------------------------------------------------------------------------
2003 (9/1/2002 to 6/8/2003)
  Cash Portfolio                      $     41,415      $       -    $    41,415
2002
  Cash Portfolio                            57,500              -         57,500


Table 6 - Compliance Fees

The following tables show the dollar amount of fees accrued by each Fund, the amount of fee that was waived by the Distributor, if any, and the actual fees received by the Distributor. The Compliance Agreement becomes effective on October 1, 2004 and no fees were charged pursuant thereto for the fiscal period/year ended August 31, 2004.



                              Compliance Fee    Compliance Fee    Compliance Fee
         Fund                    Accrued            Waived           Retained
--------------------------------------------------------------------------------
Daily Assets Cash Fund             N/A               N/A                N/A



Table 7 - Securities of Regular Broker-Dealers


The regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the fiscal year ended August 31, 2004 and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year ended were as follows:

Daily Assets Cash Fund                            Value (000's Omitted)
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                              $  85,000
Bear Stearns & Co., Inc.                                  79,576
Bank of America Securities                                62,648
Merrill Lynch & Co., Inc.                                 39,540


Table 8 - Fund Ownership as of December 15, 2004


      5% Shareholders                   Name and Address                         Shares         % of Class      % of Fund
--------------------------------------------------------------------------------------------------------------------------
Preferred Shares
                                     Sunwest Bank                             10,008,468.260        52.22           1.75
                                     17542 East 17th Street
                                     Suite 200
                                     Tustin, CA 92780

                                     Calhoun & Co.                             9,157,596.680        47.78           1.60
                                     C/O Comerica Bank
                                     411 Lafayette Street
                                     Mail Code 3455
                                     Detroit, MI 48226

Universal Shares

                                     Stratevest & Co.                         11,287,363.950        31.43           1.97
                                     P.O. Box 2499
                                     Brattleboro, VT 05303

                                     Maine Mutual Fire Insurance               5,293,108.930        14.74           0.93
                                     44 Maysville Road
                                     P.O. Box 729
                                     Presque Isle, ME 04769

                                     Trust Co. of America Corp.                4,101,012.120        11.42           0.72
                                     P.O. Box 3857
                                     Englewood, CO 80155

                                     HM Payson & Co.                           3,741,317.560        10.42           0.65
                                     P.O. Box 31
                                     Portland, ME 04112

                                     Spectrum Medical Group PA
                                     300 Professional Drive                    3,371,207.830         9.39           0.59
                                     Scarborough, ME 04074-8433

                                     HM Payson & Co.
                                     P.O. Box 31                               2,673,244.570         7.44           0.47
                                     Portland, ME 04112

                                     Coastcast Corporation
                                     3025 East Victoria Street
                                     Rancho Dominguez, CA 90221                2,385,857.570         6.64           0.42

                                     Trust Co. of America - APB
                                     P. O. Box 3857
                                     Englewood, CO 80155-3857                  2,002,348.590         5.58           0.35

Institutional Service Shares

                                     PMTI                                      3,182,812.380        12.04           0.56
                                     82 Cambridge Street
                                     Burlington, MA 01803

                                     Tighe & Bond, Inc.                        3,086,273.270        11.68           0.54
                                     53 Southampton Road
                                     Westfield, MA 01085

                                     PMP                                       2,235,627.250         8.46           0.39
                                     82 Cambridge Street
                                     Burlington, MA 08103

                                     Stratevest & Co.                          2,083,985.560         7.89           0.36
                                     P.O. Box 2499
                                     Brattleboro, VT

                                     Springfield Anesthesia Service            1,492,115.980         5.65           0.26
                                     908 Allen Street
                                     Springfield, MA

                                     PMC Claimaints Trust UWA                  1,451,845.500         5.49           0.25
                                     380 Union Street
                                     West Springfield, MA 01089

                                     Automobile Club of Pioneer Valley
                                     150 Capital Drive                         1,443,064.810         5.46           0.25
                                     West Springfield, MA 01089

Institutional Shares

                                     Neurometrix, Inc.                        28,039,592.610        29.21           4.90
                                     62 Fourth Ave.
                                     Waltham, MA 02451

                                     Edison Schools, Inc.                     12,041,160.950        12.54           2.10
                                     521 Fifth Avenue, 15th Floor
                                     New York, NY 10175

                                     Edison Receivables Company, LLC          10,363,085.420        10.79           1.81
                                     529 Fifth Ave.
                                     11th Floor
                                     New York, NY 10017

                                     Repub & Co.                               6,834,303.930         7.12           1.19
                                     C/O Imperial Trust
                                     201 N Figueroa St. Suite 610
                                     Los Angeles, CA 90012

                                     Pacific Maritime Association              5,532,075.650         5.76           0.97
                                     550 California Street 2nd Floor
                                     San Francisco, CA 94104

Investor Shares
                                     LG Infocomm USA, Inc.                   164,235,306.320        41.61          28.70
                                     10225 Willow Creek Road
                                     San Diego, CA 92131

                                     Union Bank of California                 26,952,993.780         6.83           4.71
                                     P.O. Box 85636
                                     San Diego, CA 92186

                                     Prometheus Laboratories, Inc.            22,040,390.760         5.58           3.85
                                     5739 Pacific Center Blvd.
                                     San Diego, CA 92121

--------------------------------------------------------------------------------

APPENDIX C - Proxy Voting Procedures

                                  MONARCH FUNDS

                 POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                  July 31, 2003
                          As Amended September 14, 2004

        SECTION 1. PURPOSE

        Shareholders of the various series of Forum Funds and Monarch Funds (collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

        This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

        SECTION 2. RESPONSIBILITIES

        (A) Adviser. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

        The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and
(ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

        The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

        (B) Proxy Manager. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

        SECTION 3. SCOPE

        These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

        SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

        (A)     General

                (1) Use of Adviser Proxy Voting Guidelines or Proxy Voting Service. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

                (2) Independence. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

                (3) Absence of Proxy Voting Service Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

        (B)     Routine Matters

        As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

                (1) Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

                (2) Appointment of Auditors. Management recommendations will generally be supported.

                (3) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

        (C)     Non-Routine Matters

                (1) Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

                (2) Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

                (3) Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

                (4) Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

                (5) Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

        (D)     Conflicts of Interest

        Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

        If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

        (E)     Abstention

The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

                         FORUM INVESTMENT ADVISORS, LLC
                      PROXY VOTING PROCEDURES AND POLICIES

                               As of July 30, 2003

I.      GENERAL STATEMENT

        Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Forum Investment Advisors, LLC (the "Adviser") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these procedures and policies.

        With respect to its registered investment company clients (the "Trusts"), the Adviser has proxy voting responsibility and has implemented these policies and procedures. The Trusts look to the Adviser to be responsive to matters relating to corporate governance. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of the Trusts' investments. The Adviser's portfolio managers routinely review proxy proposals as part of their ongoing reassessment of companies and their managements.

II.     RESPONSIBILITIES

        The Adviser shall:

        A.      vote proxies as described in Section III below.

        B. periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of all clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

        C. be responsible for coordinating the delivery of proxies by the custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion.

III.    POLICIES AND PROCEDURES FOR VOTING PROXIES

        The Adviser has adopted the Trusts' proxy voting policies, which are attached hereto. To the extent that a Trust's policies do not cover potential voting issues with respect to proxies received by a Trust, the Trust has delegated to the Adviser the authority to act on its behalf to promote the Trust's investment objectives, subject to the provisions of a Trust's policies regarding resolution of a conflict of interest with respect to the Adviser.

IV.     RECORDKEEPING AND ASSOCIATED PROCEDURES

        A. All proxies received by the Adviser will be sent to the Portfolio Managers. The Portfolio Managers, or their staff, will:

                1. Ensure that proxies are logged in, timely reviewed, voted and submitted;

                2. Determine which accounts managed by the Adviser hold the security to which the proxy relates and reconcile proxies received with the stock held on the record date;

                3. Compile a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place;

                4.      Ensure that the proxy is actually voted;

                5.      Develop a system to trace missing proxies expeditiously;

                6. Monitor performance of the custodian to ensure timely receipt of proxies by identified staff;

                7.      Maintain the appropriate records as described below; and

                8. Identify Routine Items, Non-Routine Items and Conflict of Interest Items on the proxy and determine whether a specific policy of the Trust applies to the Non-Routine Items and Conflict of Interest Items.

                The Adviser staff responsible for proxy voting shall be educated and trained as to these procedures. Each person involved in the voting of proxies shall have a copy of the policy and complete the acknowledgement attached as Exhibit A.

V.      DISCLOSURE

        A. The Adviser will disclose in its Form ADV Part II that its investment company clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client's proxy.

        B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser's Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Compliance Officer will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

VI.     RECORDKEEPING

        The Portfolio Managers or their staff will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

        A. Copies of the proxy voting procedures and policies, and any amendments thereto.

        B. A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

        C.      A record of each vote that the Adviser casts.

        D. A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

        E. A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

Monarch Funds
--------------------------------------------------------------------------------

                                        Statement of Additional Information


                                        January 7, 2005
                                        As amended March 11, 2005


Fund Information:

Monarch Funds                           Daily Assets Government Obligations Fund
Two Portland Square
Portland, Maine 04101
(800) 754-8757

Account Information and
Shareholder Services:

Forum Shareholder Services, LLC
P.O. Box 446
Portland, Maine 04112
(800) 754-8757

This Statement of Additional Information or "SAI" supplements the Prospectus dated January 7, 2005 as may be amended from time to time, offering Universal Shares of the Daily Assets Government Obligations Fund (the "Fund"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

Certain information for the Fund included in the Prospectus and the Annual Report to shareholders is incorporated into this SAI by reference.

Monarch Funds
--------------------------------------------------------------------------------

Table of Contents


Glossary                                                                       1

Investment Policies and Risks                                                  2

Investment Limitations                                                         5

Management                                                                     7

Portfolio Transactions                                                        13

Purchase and Redemption Information                                           14

Taxation                                                                      16

Other Matters                                                                 18

Appendix A - Description of Securities Ratings                               A-1

Appendix B - Miscellaneous Tables                                            B-1

Appendix C - Proxy Voting Procedures                                         C-1

Monarch Funds
--------------------------------------------------------------------------------

Glossary

As used in this SAI, the following terms have the meanings listed.

        "Accountant" means Citigroup.

        "Administrator" means Citigroup.

        "Adviser" means Forum Investment Advisors, LLC.

        "Board" means the Board of Trustees of the Trust.

        "CFTC" means the U.S. Commodities Future Trading Commission.

        "Citigroup" means Citigroup Global Transaction Services.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Custodian" means Forum Trust, LLC, the custodian of the Fund's assets.


        "Distributor" means Foreside Fund Services, LLC (prior to March 1, 2005, known as Forum Fund Services, LLC).

        "Fitch" means Fitch Ratings.


        "Fund" means Daily Assets Government Obligations Fund.

        "Independent Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

        "IRS" means Internal Revenue Service.

        "Moody's" means Moody's Investors Service.

        "NAV" means net asset value per share.

        "NRSRO" means a nationally recognized statistical rating organization.

        "SAI" means Statement of Additional Information.

        "SEC" means the U.S. Securities and Exchange Commission.

        "S&P" means Standard & Poor's Corporation, A Division of the McGraw Hill Companies.

        "Transfer Agent" means Citigroup.

        "Trust" means Forum Funds.

        "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

        "1933 Act" means the Securities Act of 1933, as amended.

        "1940 Act" means the Investment Company Act of 1940, as amended.

Monarch Funds
--------------------------------------------------------------------------------

Investment Policies and Risks
--------------------------------------------------------------------------------

The Fund will invest 80% of the value of its net assets and borrowings for investment purposes in Government Securities that are generally exempt from state and local income taxes.

The following discussion supplements the disclosure in the Prospectus about the Fund's investment techniques, strategies and risks.

A.      SEC Rule 2a-7

Under Rule 2a-7 of the 1940 Act, the Fund normally must invest at least 95% of its total assets in securities that are rated (by NRSROs such as S&P) in the highest short-term rating category for debt obligations, or are unrated and determined to be of comparable quality. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments to those U.S. dollar-denominated instruments that the Board has determined present minimal credit risks and will comply with certain reporting and record keeping procedures. The Trust has established procedures to ensure that portfolio securities comply with regulatory quality criteria.

Pursuant to Rule 2a-7, the Board has established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of NAV as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding distributions and utilizing a NAV as determined by using available market quotations.

B.      Fixed Income Securities

1.      General

VARIABLE AND FLOATING RATE SECURITIES The Fund may invest in fixed income securities with variable or floating rates. The yield of variable and floating rate securities varies in relation to changes in specific money market rates. A "variable" interest rate adjusts at predetermined intervals (for example, daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes. These changes are reflected in adjustments to the yield of the variable and floating rate securities and different securities may have different adjustable rates. Accordingly, as interest rates increase or decrease, the appreciation or depreciation may be less on these obligations than for fixed rate obligations. To the extent that the Fund invests in long-term variable or floating rate securities, the Adviser believes that the Fund may be able to take advantage of the higher yield that is usually paid on long-term securities.

The Fund will only purchase variable or floating rate securities, whose interest rate is adjusted based on a single short-term rate or index such as the Prime Rate. Under Rule 2a-7, the Fund may only purchase securities with maturities of greater than 397 days that have demand features that meet certain requirements or that are certain long-term Government Securities.

ASSET-BACKED SECURITIES The Fund may purchase adjustable rate mortgage or other asset-backed securities (such as Small Business Association securities) that are Government Securities. These securities directly or indirectly represent a participation in, or are secured by and payable from, adjustable rate mortgages or other loans that may be secured by real estate or other assets. Most mortgage backed securities are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities.

ADJUSTABLE RATE MORTGAGE BACKED SECURITIES Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer's creditworthiness. Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, the Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some ARMs (or the underlying

                                        2
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mortgages) are subject to caps or floors that limit the maximum change in interest rates during a specified period or over the life of the security.

SMALL BUSINESS ADMINISTRATION SECURITIES Small Business Administration ("SBA") securities are variable rate securities that are backed by the full faith and credit of the United States Government, and generally have an interest rate that resets monthly or quarterly based on a spread to the Prime Rate. SBA securities generally have maturities at issue of up to 40 years. The Fund may not purchase an SBA security if, immediately after the purchase, (1) the Fund would have more than 15% of its net assets invested in SBA securities or (2) the total unamortized premium (or the total accreted discount) on SBA securities would exceed 0.25% of the Fund's net assets.

COLLATERALIZED MORTGAGE OBLIGATIONS The Fund may purchase collateralized mortgage obligations ("CMOs"), which are collateralized by ARMs or by pools of conventional mortgages. CMOs typically have a number of classes or series with different maturities that are generally retired in sequence. Each class of bonds receives periodic interest payments according to the coupon rate on the bonds. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 bonds will be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of bonds may be paid off sooner than expected because of an acceleration in prepayments of the obligations comprising the collateral pool.

2.      Risks

INTEREST RATE RISK Changes in interest rates affect the market value of the interest-bearing fixed income securities held by the Fund. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including Government Securities, can change in value when there is a change in interest rates.

CREDIT RISK The Fund's investment in fixed income securities is subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. To limit credit risk, the Fund only invests in securities rated in the highest rating category of an NRSRO or those that are unrated and deemed to be of comparable credit quality by the Adviser.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the security. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. Credit ratings attempt to evaluate the safety of principal and interest payments, and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates. Unrated securities may not be as actively traded as rated securities.

Unrated securities may not be as actively traded as rated securities. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality) if the Adviser determines that retaining such security is in the best interest of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

ASSET-BACKED SECURITIES The value of asset-backed securities may be significantly affected by changes in interest rates, the markets' perception of the issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize asset-backed securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some asset-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of asset-backed securities by borrowers or foreclosures on the borrowers affect the average life of asset-backed securities. Prepayments may be triggered by various factors, including the level of interest rates, general economic conditions, the location and age of the assets underlying the security and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. A decrease in the rate of prepayments may extend the effective maturities of asset-backed securities, increasing their sensitivity to changes in market interest rates. In periods of falling interest rates, the prepayment rate tends to increase,

                                        3
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shortening the average life of a pool and the Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. When this occurs, the Fund's yield will decline. The volume of prepayments of principal in the assets underlying a particular asset-backed security will influence the yield of that security and the Fund's yield. To the extent that the Fund purchases asset-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

C.      Repurchase Agreements

1.      General

The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Fund's custodian, subcustodian or tri-party custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow the Fund to earn income for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

2.      Risks

Repurchase agreements involve credit risk. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, the Fund may have difficulties in exercising its rights to the underlying securities. The Fund may incur costs and expensive time delays in disposing of the underlying securities, and it may suffer a loss. Failure by the other party to deliver a security or currency purchased by the Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements. The Fund will only enter into a repurchase agreement with a seller that the Adviser believes presents minimal credit risk.

D.      Borrowing

1.      General

The Fund may borrow money from banks for temporary or emergency purposes in an amount up to 33 1/3% of the Fund's total assets. The Fund may borrow money for other purposes so long as such borrowings do not exceed 5% of the Fund's total assets. The purchase of securities is prohibited if the Fund's borrowing exceeds 5% or more of its total assets.

2.      Risks

Interest costs on borrowing may offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principle payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements and other similar investments that involve a form of leverage have characteristics similar to borrowing but are not considered borrowing if the Fund maintains a segregated account.

E.      When-Issued Securities

1.      General

The Fund may purchase securities offered on a when-issued or delayed-delivery basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within a certain period of time after the transaction, but delayed settlements beyond that period may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

2.      Risks

At the time the Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including the risk that the value of the security may decline. The use of when-issued transactions enables the Fund to protect against anticipated changes in interest rates and prices, but may also increase the volatility of the Fund's asset value per unit. Failure by a counterparty to deliver a security purchased by the Fund on a when-issued or delayed-delivery basis may result in a loss to the Fund or a missed opportunity to make an alternative investment.

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F.      Illiquid Securities

1.      General

The Fund may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" means repurchase agreements not entitling the holder to payment of principal within seven days and securities with legal or contractual restrictions on resale or the absence of a readily available market. Certificates of deposit and other fixed time deposits that carry an early withdrawal penalty or mature in greater than seven days are treated as illiquid securities if there is no readily available market for the instrument.

2.      Risks

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security can become illiquid.

3.      Determination of Liquidity

The Board has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace for the security, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

4.      Core and Gateway(R) Structure

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

Investment Limitations
--------------------------------------------------------------------------------

The investment objective of the Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the Fund is fundamental. The Fund has also adopted a fundamental policy which provides that, notwithstanding any other investment policy or restriction (whether fundamental or not), the Fund may invest all of its assets in the securities of a single pooled investment fund having substantially the same investment objectives, policies and restrictions as the Fund, as applicable.

A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval. A nonfundamental policy of the Fund, including a policy to invest 80% of net assets (including borrowings) in certain types of securities (an "80% Policy") may be changed by the Board without shareholder approval. In the event that the Fund changes its 80% Policy, the Fund will notify shareholders at least 60 days before such change becomes effective.

For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

                                        5
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A.      Fundamental Limitations

The Fund may not:

DIVERSIFICATION With respect to 75% of its assets, purchase a security other than a Government Security if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer.

CONCENTRATION Purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that there is no limit on investments in Government Securities.

For purposes of concentration: (1) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower; (2) utility companies are divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (3) financial service companies will be classified according to the end users of their services, (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry).

UNDERWRITING Underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

REAL ESTATE Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

COMMODITIES Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

BORROWING Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, provided that borrowings do not exceed 33 1/3% of the value of the Fund's total assets.

SENIOR SECURITIES Issue senior securities except as appropriate to evidence indebtedness that the Fund is permitted to incur, and provided that the Fund may issue shares of additional classes that the Board may establish.

LENDING Make loans, except for loans of portfolio securities, through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments.

B.      Nonfundamental Limitations

The Fund may not:

DIVERSIFICATION With respect to 100% of its assets, purchase a security other than a Government Security if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer, unless the investment is otherwise permitted under the 1940 Act.

BORROWING Purchase securities for investment while any borrowing equaling 5% or more of the Fund's total assets is outstanding; and if at any time the Fund's borrowings exceed the Fund's investment limitations due to a decline in net assets, such borrowings will be promptly (within three days) reduced to the extent necessary to comply with the limitations. Borrowing for purposes other than meeting redemption requests will not exceed 5% of the value of the Fund's total assets.

SECURITIES WITH VOTING RIGHTS Purchase securities that have voting rights, except the Fund may invest in securities of other investment companies to the extent permitted by the 1940 Act.

MARGIN; SHORT SALES Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

LIQUIDITY Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

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Management
--------------------------------------------------------------------------------

A.      Trustees and Officers of the Trust


The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Fund. The fund complex includes the Trust and three other investment companies (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his affiliation with a broker-dealer. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated.




                                                                                            Number of
                                           Term of                                          Portfolios
                                         Office and                                          in Fund         Other
                            Position       Length         Principal Occupation(s)            Complex      Trusteeships
          Name,             with the      of Time                During                     Overseen        Held by
     Age and Address         Trust         Served             Past 5 Years                  by Trustee      Trustees
-----------------------------------------------------------------------------------------------------------------------
Independent Trustees

J. Michael Parish           Chairman     Since 1989   Retired; Partner, Wolfe, Block,          26            None
Born:  November 9, 1943     Trustee      (Chairman    Schorr and Solis-Cohen LLP (law
                                         since 2004)  firm) 2002 - 2003; Partner, Thelen
                                                      Reid & Priest LLP (law firm) from
                                                      1995 - 2002.

Costas Azariadis            Trustee      Since 1989   Professor of Economics, University       26            None
Born:  February 15, 1943                              of California-Los Angeles; Visiting
                                                      Professor of Economics, Athens
                                                      University of Economics and Business
                                                      1998 - 1999.

James C. Cheng              Trustee      Since 1989   President, Technology Marketing          26            None
Born:  July 26, 1942                                  Associates (marketing company for
                                                      small and medium sized businesses in
                                                      New England).

Interested Trustee

John Y. Keffer              Trustee      Since 1989   President, Citigroup's fund services     26            None
Born:  July 15, 1942                                  division since 2003; President,
                                                      Forum Financial Group, LLC ("Forum")
                                                      (a fund services company acquired by
                                                      Citigroup in 2003).

Officers

David I. Goldstein          President    Since 2003   Director, Citigroup since 2003;          N/A           N/A
Born:  August 3, 1961                                 Director of Business Product
                                                      Development, Forum 1999 - 2003.

Beth P. Hanson              Vice         Since 2003   Relationship Manager; Citigroup          N/A           N/A
Born:  July 15, 1966        President/                since 2003; Relationship Manager,
                            Assistant                 Forum 1999 - 2003.
                            Secretary

Sara M. Morris              Vice         Since 2004   Director and Relationship Manager,       N/A           N/A
Born:  September 18, 1963   President                 Citigroup since 2004; Chief
                                                      Financial Officer, The VIA Group,
                                                      LLC (strategic marketing company)
                                                      2000 - 2003.

Stacey E. Hong              Treasurer    Since 2002   Director, Fund Accounting, Citigroup     N/A           N/A
Born:  May 10, 1966                                   since 2003; Director of Accounting,
                                                      Forum 1998 - 2003..


                                        7
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
                                                                                            Number of
                                           Term of                                          Portfolios
                                         Office and                                          in Fund         Other
                            Position       Length         Principal Occupation(s)            Complex      Trusteeships
          Name,             with the      of Time                During                     Overseen        Held by
     Age and Address         Trust         Served             Past 5 Years                  by Trustee      Trustees
-----------------------------------------------------------------------------------------------------------------------
David M. Whitaker           Secretary    Since 2004   Counsel, Citigroup since 2004;           N/A             N/A
Born:  September 6, 1971                              Assistant Counsel, PFPC, Inc. (a
                                                      fund services company) 1999 - 2004.

Peter R. Guarino            Chief        Since 2004   Executive Director, Investment           N/A             N/A
Born:  June 22, 1958        Compliance                Company Services of the Distributor
                            Officer                   since 2004; General Counsel and
                                                      Global Compliance Director, MiFund,
                                                      Inc. (internet-based trading
                                                      platform) 2000 - 2002; Western
                                                      Division Chief Operating Officer,
                                                      Fund Services Group, Merrill
                                                      Corporation (financial printer) 1998
                                                      - 2000.


B.      Trustee Ownership in Family of Investment Companies


                                                             Aggregate Dollar Range of Ownership
                                                               as of December 31, 2004 in all
                           Dollar Range of Beneficial          Registered Investment Companies
                          Ownership in the Trust as of        Overseen by Trustee in Family of
      Trustees                 December 31, 2004                    Investment Companies
------------------------------------------------------------------------------------------------
Interested Trustees
John Y. Keffer                       None                             $10,001 to $50,000
Independent Trustees
Costas Azariadis                     None                                    None
James C. Cheng                       None                                    None
J. Michael Parish                    None                                Over $100,000

3.      Ownership of Securities of the Adviser and Related Companies

As of December 31, 2004, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its distributor, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

4.      Information Concerning Trust Committees

AUDIT COMMITTEE. The Trust's Audit Committee consists of Messrs. Azariadas, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Audit Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended August 31, 2004, the Audit Committee met four times.

NOMINATING COMMITTEE. The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Independent Trustees

                                        8
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recommended by security holders of interests in Trust series. During the fiscal period ended August 31, 2004, the Nominating Committee did not meet.

QUALIFIED LEGAL COMPLIANCE COMMITTEE. The Trust's Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended August 31, 2004 the QLCC did not meet.

VALUATION COMMITTEE The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer and Parish, the senior officers of the Trust, and a senior representative of the investment adviser to the Trust series requiring fair valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended August 31, 2004, the Valuation Committee did not meet.

B.      Compensation of Trustees and Officers

Each Independent Trustee of the Trust is paid a quarterly retainer fee that totals $12,000 annually for service to the Trust ($15,000 for the Chairman). In addition, except as otherwise determined by the Trustees, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman) and $500 for each short special Board meeting attended and $1,500 for each major special meeting attended. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in attending Board meetings. Mr. Keffer receives no compensation (other than reimbursement for travel and related expenses) for his service as Trustee. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Trust and the fund complex, which includes all series of the Trust and another investment company for the fiscal year ended August 31, 2004.

                                                                   Total
                                                               Compensation
                      Compensation                            from Trust and
     Trustee           from Fund      Benefits    Retirement   Fund Complex
----------------------------------------------------------------------------
John Y. Keffer           $   0          $ 0          $ 0         $      0
Costas Azariadis           141            0            0           22,800
James C. Cheng             141            0            0           22,800
J. Michael Parish          160            0            0           25,850

C.      Investment Adviser

1.      Services

The Adviser serves as the investment adviser to the Fund pursuant to an investment advisory agreement with The Trust (the "Advisory Agreement"). Under it's the Advisory Agreement, the Adviser furnishes, at its own expense, all necessary services, facilities and personnel in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. Anthony R. Fischer, Jr., has been the portfolio manager responsible for the day-to-day management of the Fund since its inception. Mr. Fischer has over 30 years of experience in the money market industry.

2.      Fees

Table 1 in Appendix B shows the dollar amount payable by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fee paid by the Fund for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

3.      Other

The Adviser is not affiliated with Citigroup or any company affiliated with Citigroup. The Advisory Agreement with respect to the Fund must be approved at least annually by the Board or by majority vote of the shareholders of the Fund, and in either case by a majority of the Trust's Disinterested Trustees.

                                        9
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The Advisory Agreement is terminable with respect to the Fund without penalty by the Board on 60 days' written notice when authorized either by vote of the Fund's outstanding voting interests or by a majority vote of the Board, or by the Adviser on 90 days' written notice to The Trust. The Advisory Agreement terminates immediately upon assignment. Under the Advisory Agreement, the Adviser is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties.

4.      Advisory Agreement Approval

At the December 9, 2004 meeting, the Board, including a majority of the Independent Trustees, determined that it would be in the best interests of the Fund and its shareholders to continue the Investment Advisory Agreement between the Trust and the Adviser (the "Initial Advisory Agreement") for an additional twelve months. The Board considered the nature and quality of services to be provided to the Fund. The Board also reviewed certain information regarding the Adviser's compliance with applicable rules and regulations over the past year. The Board also considered the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on fees and expenses of similar mutual funds, noting, among other things, that the advisory fees and total expense ratio for the Fund were below the median figures in the comparative data.

The Board considered the factors listed below, and such other factors and information it deemed relevant prior to approving and recommending the continuation of the Advisory Agreement:

        (1) The fact that the Adviser is the investment adviser to three other Trust series;

        (2) Information provided by the Adviser regarding the Adviser's executive officers;

        (3) A representation from the Adviser that the Fund's portfolio would be monitored weekly for compliance with the Fund's investment policies;

        (4) The fact that the Fund outperformed its Lipper Inc. peer group for the 3-month, 6-month, 1-year, 3-year, and 5-year periods and was ranked in the top quartile of funds for the 5-year period.

        (5) The fact that actual advisory fee for the Fund was lower than the mean actual advisory fee for its Lipper Inc. peer group;

        (6) The Adviser's financial statements (a copy of which was provided to the Board) as well as information relating to the insurance maintained by the Adviser.

D.      Distributor

1.      Services

The Distributor serves as the distributor (also known as the principal underwriter) of the Fund's shares pursuant to a distribution agreement with the Trust (the "Distribution Agreement"). The Distributor is located at Two Portland Square, Portland, Maine 04101 and is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

The Distributor acts as the representative of the Trust in connection with the offering of the Fund's shares. The Distributor continually distributes shares of the Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares.

The Distributor may enter into arrangements with various financial institutions through which you may purchase or redeem shares. The Distributor may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of Fund shares.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of Fund shares. These financial institutions may charge a fee for their services and may receive shareholders service fees even though Fund shares are sold with sales charges or distribution fees. These financial institutions may otherwise act as The Distributor's agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Funds.

2.      Fees

The Distributor does not receive a fee for any distribution services performed except the distribution service fees with respect to the Shares of those Classes for which a distribution plan is effective.

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4.      Compliance Services

Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust and subject to approval by the Board, the Distributor provides a Chief Compliance Officer ("CCO") to the Trust as well as certain additional compliance support functions ("Compliance Services").

The Compliance Agreement states that the Distributor will receive a fee for the Compliance Services that it performs. For the CCO's services, the Distributor receives a fee from the Fund of $12,500 per year. Pursuant to the Administration Agreement between the Trust and Administrator, the Administrator has agreed to pay the Distributor for certain additional compliance support functions.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by the Distributor with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

Under the Compliance Agreement, the Distributor is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, the Distributor and certain related parties (such as the Distributors officers and persons who control the Distributor) are indemnified by the Trust against any and all claims and expenses related to the Distributor's actions or omissions, except for any act or omission resulting from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 5 in Appendix B shows the dollar amount of the fees accrued by each Fund to the Distributor for Compliance Services, the amount of the fee waived by the Distributor, and the actual fees received by the Distributor. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

4.      Other


The Distribution Agreement with respect to the Fund must be approved at least annually by the Board or by majority vote of the shareholders of that Fund, and in either case by a majority of the Disinterested Trustees.

The Distribution Agreement terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of a majority of the Fund's outstanding voting securities or by a majority vote of the Board, or by The Distributor on 60 days' written notice to the Trust.

Under the Distribution Agreement, the Distributor is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties.

Under the Distribution Agreement, the Distributor and certain related parties (such as the Distributor's officers and persons that control the Distributor) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in the Trust's Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify the Distributor for any such misstatements or omissions if they were made in reliance upon information provided in writing by the Distributor in connection with the preparation of the Registration Statement.

E.      Other Service Providers

1.      Administrator

The Administrator serves as administrator pursuant to an administration agreement with the Trust (the "Administration Agreement"). The Administrator is responsible for supervising the overall management of the Trust, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.

For its services, the Administrator receives a fee with respect to each class of the Fund at an annual rate of 0.11% of the average daily net assets of the Fund.

The agreement with the Administrator (the "Administration Agreement") must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Disinterested Trustees. The Administration

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Agreement is terminable without penalty by the Trust or by the Administrator with respect to the Fund on 60 days' written notice.

Under the Administration Agreement, the Administrator is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties. The Administrator and certain related parties (such as the Administrator's officers and persons who control the Administrator) are indemnified by the Trust against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.

Table 2 in Appendix B shows the dollar amount of the fees payable by the Fund to the Administrator, the amount of the fee waived by the Administrator, and the actual fees paid by the Fund for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

2.       Transfer Agent

The Transfer Agent serves as transfer agent and distribution paying agent pursuant to a transfer agency agreement with the Trust (the "Transfer Agency Agreement"). The Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

For its services, the Fund pays the Transfer Agent an annual fee of $12,000 per class of shares plus the Transfer Agent also receives a fee based on the average daily net assets of each class as follows: 0.20% for each of Investor Shares and Institutional Shares, 0.10% for Institutional Service Shares, 0.05% for Universal Shares, and 0.00% for Preferred Shares. Certain shareholder account fees are also charged.

The Transfer Agency Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Disinterested Trustees. The Transfer Agency Agreement is terminable without penalty by the Trust or by the Transfer Agent with respect to the Fund on 60 days' written notice.

Under the Transfer Agency Agreement, the Transfer Agent is not liable for any act in the performance of its duties to the Fund, except for bad faith, willful misconduct, or gross negligence in the performance of its duties. The Transfer Agent and certain related parties (such as the Transfer Agent's officers and persons who control Transfer Agent) are indemnified by the Trust against any and all claims and expenses related to the Transfer Agent's actions or omissions that are consistent with the Transfer Agent's contractual standard of care.

3.       Fund Accountant

The Accountant serves as fund accountant pursuant to an accounting agreement with the Trust (the "Fund Accounting Agreement"). The Accountant provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns.

The Accountant receives a fee of $36,000 per year, per Fund, plus $12,000 for each additional class over one for the Fund. The Accountant also receives certain surcharges and out of pocket expenses.

The Fund Accounting Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Disinterested Trustees. The Fund Accounting Agreement is terminable without penalty by the Trust or by the Accountant with respect to the Fund on 60 days' written notice.

Under the Fund Accounting Agreement, the Accountant is not liable to the Trust or any of the Trust's shareholders for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties. The Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care.

Table 4 in Appendix B shows the dollar amount payable by the Fund to the Accountant, the amount of the fee waived by the Accountant, and the actual fees received by the Accountant (or shorter period depending on the Fund's commencement of operations).


4.      Custodian


The Custodian, pursuant to an agreement with The Trust, safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian is located at Two Portland Square, Portland, Maine 04101.

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For its services, the Custodian receives an annualized percentage of the average daily net assets of the Fund. The Fund also pays an annual domestic custody fee as well as certain other transaction fees. The fees are accrued daily by the Fund and are paid monthly based on average net assets and transactions for the previous month.

Comerica Bank is the subcustodian of the Fund. Comerica Bank is located at One Detroit Center, 500 Woodward Avenue, Detroit, Michigan 47226.

5.      Legal Counsel

Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue NW, Washington, D.C. 20036, passes upon legal matters in connection with the issuance of shares of the Trust.

6.      Independent Registered Public Accounting Firm

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for the Fund. The independent registered public accounting firm audits the annual financial statements of the Fund. The independent registered public accounting firm also reviews the tax returns and certain regulatory filings of the Fund.

Portfolio Transactions
--------------------------------------------------------------------------------

Purchases and sales of portfolio securities for the Fund usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. There are usually no brokerage commissions paid for any purchases. The Trust does not anticipate that the Funds will pay brokerage commissions, however, in the event the Fund pays brokerage commissions or other transaction-related compensation, the payments may be made to broker-dealers who pay expenses of the Fund that the Fund would otherwise be obligated to pay itself. Any transaction for which the Fund pays transaction-related compensation will be effected at the best price and execution available, taking into account the amount of any payments made on behalf of the Fund by the broker-dealer effecting the transaction.

Allocations of transactions to dealers and the frequency of transactions are determined for the Fund by the Adviser in its best judgment and in a manner deemed to be in the best interest of interestholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available. The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks. No portfolio transactions are executed with the Adviser or any of its affiliates.

The Fund did not pay brokerage commissions during fiscal years ended August 31, 2004, 2003 and 2002.

A.      Other Accounts of the Adviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. When purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.


B.      Securities of Regular Broker-Dealers

Table 6 of Appendix B lists the Fund's regular brokers and dealers whose securities (or the securities of the parent company) were acquired by the Fund during the most recent fiscal year as well as the aggregate value of such securities held by the Fund as of the Fund's most recent fiscal year end.


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C.      Portfolio Holdings

The portfolio holdings of the Fund are disclosed to the public 60 days after each fiscal quarter end through filings of SEC Form N-CSR or Form N-Q. The Fund reserves the right to adopt a policy that prohibits disclosure of portfolio holdings until after quarterly filing dates or until after holdings have been made available through a shareholder mailing or posting to the Fund web site as of an earlier date.

The Administrator may report portfolio holdings on behalf of the Fund to survey companies (e.g. Morningstar or Lipper, Inc.) or other parties as directed by an authorized officer of the Fund. Such reports are distributed no earlier than 60 days after the Fund's fiscal quarter end. Neither a Fund nor the Adviser receives any compensation in connection with disclosure of portfolio holdings.

The Fund's Chief Compliance Officer oversees the disclosure of portfolio holdings and provides an annual report regarding the disclosure to the Board.

Purchase and Redemption Information
--------------------------------------------------------------------------------

A.      General Information

Shareholders of record may purchase or redeem shares or request any shareholder privilege in person at the offices of the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares on each weekday except on Federal holidays and other days that the Federal Reserve Bank of San Francisco is closed ("Fund Business Days"). The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund may not be available for sale in the state in which you reside. Please check with your investment professional to determine the Fund's availability.

B.      Additional Purchase Information

The Distributor sells shares of the Fund on a continuous basis.

The Fund reserves the right to refuse any purchase request. There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges.

Fund shares are normally issued for cash only. At the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

C.      IRAs

All contributions into an IRA through systematic investments are treated as IRA contributions made during the year the investment is received.

The Fund may be a suitable investment vehicle for part or all of the assets held in Traditional or Roth Individual Retirement Accounts (collectively, "IRAs"). Call the Funds at (800) 754-8757 to obtain an IRA account application. Generally, all contributions and investment earnings in an IRA will be tax-deferred until withdrawn. If certain requirements are met, investment earnings held in a Roth IRA will not be taxed even when withdrawn. You may contribute up to $3,000 ($3,500 if you are age 50 or older) annually to an IRA. Only contributions to Traditional IRAs are tax-deductible (subject to certain requirements). However, that deduction may be reduced if you or your spouse is an active participant in an employer-sponsored retirement plan and you have adjusted gross income above certain levels. Your ability to contribute to a Roth IRA also may be restricted if you or, if you are married, you and your spouse have adjusted gross income above certain levels.

Your employer may also contribute to your IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, you may contribute up to $9,000 annually to your IRA, and your employer must generally match such contributions up to 3% of your annual salary. Alternatively, your employer may elect to contribute to your IRA 2% of the lesser of your earned income or $205,000.

This information on IRAs is based on regulations in effect as of January 1, 2004 and summarizes only some of the important federal tax considerations affecting IRA contributions. Consult your tax advisors about your specific tax situation.

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D.      UGMAs/UTMAs

These custodial accounts provide a way to give money to a child and obtain tax benefits. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA"). If the custodian's name is not in the account registration of a UGMA or UTMA account, the custodian must sign instructions in a manner indicating custodial capacity.

E.      Purchases through Financial Institutions

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. When you purchase the Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures; you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Funds may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

F.      Lost Accounts

The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

G.      Additional Redemption Information

The Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus or herein.

Normally, redemption proceeds are paid immediately following receipt of a redemption order in proper form. A delay may occur in cases of very large redemptions, excessive trading or during unusual market conditions. In any event, you will be paid within 7 days, unless: (1) your bank has not cleared the check to purchase the shares (which may take up to 15 days); (2) the Federal Reserve Bank of San Francisco is closed for any reason other than normal weekend or holiday closings; (3) there is an emergency in which it is not practical for the Fund to sell its portfolio securities or for the Fund to determine its net asset value; or (4) the SEC deems it inappropriate for redemption proceeds to be paid. You can avoid the delay of waiting for your bank to clear your check by paying for shares with wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check to your record address.

H.      Suspension of Redemption Right

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

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I.      Redemption In Kind

Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities. However, if the Board determines conditions exist which would make payment in cash detrimental to the best interests of the Fund or if the amount to be redeemed is large enough to affect the Fund's operations, payment in portfolio securities may be denied. If redemption proceeds are paid wholly or partly in portfolio securities, shareholders may incur brokerage costs by converting the securities to cash. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

J.      Distributions

Distributions of net investment income will be reinvested at the Fund's NAV per share as of the last business day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV of the Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

As described in the Prospectuses, under certain circumstances, the Fund may close early and advance the time by which the Fund must receive a purchase or redemption order and payments. In this case, if an investor places an order after the cut-off time, the order will be processed on the follow-up business day and your access to the Fund will be temporarily limited.

Taxation
--------------------------------------------------------------------------------

The tax information set forth in the Prospectuses and the information in this section relates solely to U.S. Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders. No attempt has been made to present a complete explanation of the Federal tax treatment of the Funds or the implications to shareholders. The discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

This section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect. The following discussion does not reflect the American Jobs Creation Act of 2004, passed by Congress in October 2004, which contains provisions that would alter certain aspects of this discussion, particularly with respect to foreign shareholders.

All investors should consult their own tax advisers as to the Federal, state, local and foreign tax provisions applicable to them.

The tax year-end of the Fund is August 31 (the same as the Funds' fiscal year end).

A.      Qualification as a Regulated Investment Company

The Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

1.      Meaning of Qualification

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, net short-term capital gain and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of its net long-term capital gain over its net short-term capital loss) that it distributes to shareholders. In order to qualify as a regulated investment company, the Fund must satisfy the following requirements:

..       The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

..       The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.

..       The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may

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        be invested in the securities of any one issuer (other than U.S.
        Government Securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2.      Failure to Qualify

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B.      Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. The distributions paid by the Fund will not qualify for the dividends-received deduction for corporate shareholders.

Under the Code, a portion of the distributions from a regulated investment company may be treated as "qualified dividend income," taxable to individuals at a maximum federal tax rate of 15% (5% for individuals in lower tax brackets), provided that holdings period and other requirements are met. Based upon the investment policies of the Fund, it is expected that none of the Fund's distributions will be treated as "qualified dividend income".

The Fund anticipates distributing substantially all of its net capital gain, if any, for each tax year. These distributions generally are made only once a year, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund. If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to you on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year even if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

C.      Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

D.      Backup Withholding

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions paid to you if you: (1) have failed to provide a correct taxpayer identification number; (2) are subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against your Federal income tax liability or refunded.

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E.      Foreign Shareholders

If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), the tax implications of income received from the Fund will depend on whether the income is "effectively connected" with your U.S. trade or business.

If the income from the Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income (and short-term capital gains) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. You generally will be exempt from U.S. Federal income tax on distributions of net capital gain from the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with your U.S. trade or business, then ordinary income distributions and capital gain distributions will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the foreign tax consequences of an investment in the Fund.

F.      State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisers as to the state and local tax consequences of an investment in the Fund.

Other Matters
--------------------------------------------------------------------------------

A.      The Trust and Its Shareholders

1.      General Information

The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 7, 2003 and is registered as an open-end, management investment company under the 1940 Act. In April 2003, the Trust succeeded to the assets and liabilities of Monarch Funds, a statutory trust organized under the laws of the State of Delaware on July 10, 1992 and registered as an open-end, management investment company under the 1940 Act. Prior to June 9, 2003, the Fund operated under a master-feeder fund structure whereby it sought to achieve its investment objectives by investing all of its investable assets in Government Cash Portfolio (the "Portfolio") of Core Trust (Delaware) ("Core Trust"). The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares.

As of the date hereof, the Trust's series consists of Daily Assets Treasury Fund, Daily Assets Government Fund, Daily Assets Cash Fund, and the Fund. The Daily Assets Treasury Fund, Daily Assets Government Fund, and Daily Assets Cash Fund offers shares of beneficial interest in an Investor, Preferred, Institutional Service and Universal Share class. The Daily Assets Government Fund and Daily Assets Cash Fund also offers shares of beneficial interest in an Institutional Share class. Daily Assets Cash Fund also offers shares of beneficial interest in a B and C Share classes. The Fund offers shares of beneficial interest in a Universal Share class. Each class of a series may have a different expense ratio and its expenses will affect each class' performance.

The Fund is not required to maintain a code of ethics pursuant to Rule 17j-1 of the 1940 Act. However, the Fund's investment adviser and the Fund's distributor have adopted codes of ethics under that Rule; these codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

The Trust and the Fund will continue indefinitely until terminated.

Monarch Funds
--------------------------------------------------------------------------------

2.      Shareholder Voting and Other Rights

Each share of the Fund and each class of shares has equal distribution, liquidation and voting rights. Fractional shares have these rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each class votes separately with respect to the provisions of any Rule 12b-1 plan, which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those classes are entitled to vote on the matter. Massachusetts law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series) shares may, as set forth in the Trust Instrument, call a meeting of shareholders of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees. There are no conversion or preemptive rights in connection with shares of the Trust.

3.      Certain Reorganization Transactions

The Trust or any series may be terminated upon the sale of its assets to, or merger with, another open-end, management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the Fund. The Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation.

B.      Fund Ownership

As of December 15, 2004, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding Shares of each Fund and class.

Also as of that date, certain shareholders of record owned 5% or more of the Fund. These shareholders and any shareholder known to own beneficially 5% or more of the Fund are listed below.

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to require the Trust to hold a shareholder meeting to vote on certain issues and may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of December 15, 2004, the following persons beneficially or of record owned 25% or more of the shares of a Fund and may be deemed to control the Fund. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company's parents are listed.

  Name and Address               Shares              % of Fund
--------------------------------------------------------------
HM Payson & Co.             11,024,645.680             54.02
P.O. Box 31
Portland, ME 04112

HM Payson & Co.              9,048,851.970             44.34
P.O. Box 31
Portland, ME 04112

Monarch Funds
--------------------------------------------------------------------------------

C.      Limitations on Shareholders' and Trustees' Liability

Under Massachusetts law, shareholders of the Fund conceivably may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of the Fund's property of any shareholder or former shareholder held personally liable for the obligations of the Fund. The Trust Instrument also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Massachusetts law does not apply, no contractual limitation of liability was in effect, and the Fund is unable to meet its obligations.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever. A Trustee is not, however, protected against any liability to which he would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.      Proxy Voting Procedures

Copies of the Trust's and Adviser's proxy voting procedures are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2004 will be available (1) without charge, upon request, by contacting the Transfer Agent at
(800) 754-8757 or (207) 879-0001 and (2) on the SEC's website at
http://www.sec.gov.

E.      Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. You may also review the registration statement at the SEC's web site at www.sec.gov.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

F.      Financial Statements

The financial statements of the Fund for the year ended August 31, 2004, which is included in the Fund's annual report to Shareholders, is incorporated herein by reference. The financial statements include only the schedules of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets, financial highlights, notes, report of independent registered public accounting firm and other items required by Regulation S-X.

Monarch Funds
--------------------------------------------------------------------------------

Appendix A - Description of Securities Ratings

Corporate Bonds

Moody's

  Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

  Note Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

  AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  Note Plus (+) or minus (-). The ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          The 'r' symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns that are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Monarch Funds
--------------------------------------------------------------------------------

Short Term Ratings

Moody's

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          .     Leading market positions in well-established industries.

          .     High rates of return on funds employed.

          . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

  A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Fitch

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

Monarch Funds
--------------------------------------------------------------------------------

Appendix B - Miscellaneous Tables

Table 1 - Investment Advisory Fees

The fees payable by the Fund under the Investment Advisory Agreement for the year ended 2004 and the period July 22, 2003 to August 31, 2003 were:

Year ended August 31,               Contractual Fee   Fee Waived   Fee Paid
---------------------------------------------------------------------------
       2004                            $ 11,130        $ 11,130    $      0
       2003                               2,976           2,976           0

The fees payable by the Portfolio under the Investment Advisory Agreement for the past three years were:

Year ended August 31,               Contractual Fee   Fee Waived   Fee Paid
---------------------------------------------------------------------------
       2003 (9/1/2002 to 7/22/2003)    $ 10,921        $ 10,921    $      0
       2002                              14,547          14,547           0

Table 2 - Distribution Fees

The fees payable by the Fund (including its predecessor) under the Distribution Plan for the past three years were:

Year ended August 31,               Contractual Fee   Fee Waived   Fee Paid
---------------------------------------------------------------------------
       2004                            $      0        $      0    $      0
       2003                                 454             454           0
       2002                                 847             847           0

Table 3 - Administration Fees

The fees payable by the Fund under the Administration Agreement for the past three years were:

Year ended August 31,               Contractual Fee   Fee Waived   Fee Paid
---------------------------------------------------------------------------
       2004                            $ 24,485        $ 23,659    $    826
       2003                              15,554          14,852         702
       2002                              14,535          14,535           0

The fees payable by the Portfolio under an agreement between Core Trust and the Administrator for the past three years were:

Year ended August 31,               Contractual Fee   Fee Waived   Fee Paid
---------------------------------------------------------------------------
       2003                            $ 10,921        $ 10,921    $      0
       2002                              14,547          14,548           0

Table 4 - Fund Accounting Fees

The fees payable by the Fund under the Accounting Agreement for the past three years were:

Year ended August 31,               Contractual Fee   Fee Waived   Fee Paid
---------------------------------------------------------------------------
       2004                            $ 38,744        $ 35,553    $  3,191
       2003                              36,448          32,912       3,536
       2002                              37,900          37,900           0

Monarch Funds
--------------------------------------------------------------------------------

The fees payable by the Portfolio under an agreement between Core Trust and the Accountant for the past three years were:

Year ended August 31,               Contractual Fee   Fee Waived   Fee Paid
---------------------------------------------------------------------------
       2003 (9/1/2002 to 7/22/2003)    $ 47,586        $ 22,428    $ 25,158
       2002                              57,500          31,955      25,545


Table 5 - Compliance Fees

The following tables show the dollar amount of fees accrued by each Fund, the amount of fee that was waived by the Distributor, if any, and the actual fees received by the Distributor. The Compliance Agreement becomes effective on October 1, 2004 and no fees were charged pursuant thereto for the fiscal period/year ended August 31, 2004.



                         Compliance    Compliance Fee   Compliance Fee
         Fund            Fee Accrued       Waived          Retained
----------------------------------------------------------------------
Daily Assets Cash Fund       N/A           N/A               N/A



Table 6 - Securities of Regular Broker-Dealers


Daily Assets Government Obligations Fund                    Value
-----------------------------------------------------------------
  N/A

Monarch Funds
--------------------------------------------------------------------------------

Appendix C - Proxy Voting Procedures

                                  MONARCH FUNDS

                 POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                  July 31, 2003
                          As Amended September 14, 2004

        SECTION 1. PURPOSE

        Shareholders of the various series of Forum Funds and Monarch Funds (collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

        This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

        SECTION 2. RESPONSIBILITIES

        (A) Adviser. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

        The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and
(ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

        The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

        (B) Proxy Manager. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

        SECTION 3. SCOPE

        These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

Monarch Funds
--------------------------------------------------------------------------------

        SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

        (1) Use of Adviser Proxy Voting Guidelines or Proxy Voting Service. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

        (2) Independence. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

        (3) Absence of Proxy Voting Service Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

        (B)     Routine Matters

        As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

        (1) Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

        (2) Appointment of Auditors. Management recommendations will generally be supported.

        (3) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

        (C)     Non-Routine Matters

        (1) Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

        (2) Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

        (3) Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

Monarch Funds
--------------------------------------------------------------------------------

        (4) Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

        (5) Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

        (D)     Conflicts of Interest

        Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

        If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

        (E)     Abstention

                The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

Monarch Funds
--------------------------------------------------------------------------------

                         FORUM INVESTMENT ADVISORS, LLC
                      PROXY VOTING PROCEDURES AND POLICIES

                               As of July 30, 2003

I.      GENERAL STATEMENT

        Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Forum Investment Advisors, LLC (the "Adviser") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these procedures and policies.

        With respect to its registered investment company clients (the "Trusts"), the Adviser has proxy voting responsibility and has implemented these policies and procedures. The Trusts look to the Adviser to be responsive to matters relating to corporate governance. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of the Trusts' investments. The Adviser's portfolio managers routinely review proxy proposals as part of their ongoing reassessment of companies and their managements.

II.     RESPONSIBILITIES

        The Adviser shall:

        A.      vote proxies as described in Section III below.

        B. periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of all clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

        C. be responsible for coordinating the delivery of proxies by the custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion.

III.    POLICIES AND PROCEDURES FOR VOTING PROXIES

        The Adviser has adopted the Trusts' proxy voting policies, which are attached hereto. To the extent that a Trust's policies do not cover potential voting issues with respect to proxies received by a Trust, the Trust has delegated to the Adviser the authority to act on its behalf to promote the Trust's investment objectives, subject to the provisions of a Trust's policies regarding resolution of a conflict of interest with respect to the Adviser.

IV.     RECORDKEEPING AND ASSOCIATED PROCEDURES

        A. All proxies received by the Adviser will be sent to the Portfolio Managers. The Portfolio Managers, or their staff, will:

                1. Ensure that proxies are logged in, timely reviewed, voted and submitted;

                2. Determine which accounts managed by the Adviser hold the security to which the proxy relates and reconcile proxies received with the stock held on the record date;

                3. Compile a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place;

                4.      Ensure that the proxy is actually voted;

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                5.      Develop a system to trace missing proxies expeditiously;

                6. Monitor performance of the custodian to ensure timely receipt of proxies by identified staff;

                7.      Maintain the appropriate records as described below; and

                8. Identify Routine Items, Non-Routine Items and Conflict of Interest Items on the proxy and determine whether a specific policy of the Trust applies to the Non-Routine Items and Conflict of Interest Items.

                The Adviser staff responsible for proxy voting shall be educated and trained as to these procedures. Each person involved in the voting of proxies shall have a copy of the policy and complete the acknowledgement attached as Exhibit A.

V.      DISCLOSURE

        A. The Adviser will disclose in its Form ADV Part II that its investment company clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client's proxy.

        B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser's Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Compliance Officer will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

VI.     RECORDKEEPING

        The Portfolio Managers or their staff will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

        A. Copies of the proxy voting procedures and policies, and any amendments thereto.

        B. A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

        C.      A record of each vote that the Adviser casts.

        D. A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

        E. A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

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                                        Statement of Additional Information


                                        January 7, 2005
                                        As amended March 11, 2005


Fund Information:

Monarch Funds                           Daily Assets Treasury Fund
Two Portland Square                     Daily Assets Government Fund
Portland, Maine 04101                   Daily Assets Cash Fund
(800) 754-8757

Account Information and
Shareholder Services:

Forum Shareholder Services, LLC
P.O. Box 446
Portland, Maine 04112
(800) 754-8757

This Statement of Additional Information or "SAI" supplements the Prospectuses dated January 7, 2005 as may be amended from time to time, offering Preferred Shares, Universal Shares, Institutional Service Shares, Institutional Shares, and Investor Shares. This SAI is not a prospectus and should only be read in conjunction with the Prospectuses. You may obtain the Prospectuses without charge by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

Certain information for the Funds included in the Prospectuses and the Annual Report to shareholders is incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

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Table of Contents


Glossary                                                                       1

Investment Policies and Risks                                                  2

Investment Limitations                                                         5

Investment by Financial Institutions                                           7

Management                                                                     8

Portfolio Transactions                                                        15

Purchase and Redemption Information                                           16

Taxation                                                                      18

Other Matters                                                                 20

Appendix A - Description of Securities Ratings                               A-1

Appendix B - Miscellaneous Tables                                            B-1

Appendix C  - Proxy Voting Procedures                                        C-1


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Glossary

As used in this SAI, the following terms have the meanings listed.

        "Accountant" means Citigroup.

        "Administrator" means Citigroup.

        "Adviser" means Forum Investment Advisors, LLC.

        "Board" means the Board of Trustees of the Trust.

        "CFTC" means the U.S. Commodities Future Trading Commission.

        "Citigroup" means Citigroup Global Transaction Services.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Custodian" means Forum Trust, LLC, the custodian of the Fund's assets.


        "Distributor" means Foreside Fund Services, LLC (prior to March 1, 2005, known as Forum Fund Services, LLC).


        "Fitch" means Fitch Ratings.

        "Fund" means Daily Assets Treasury Fund, Daily Assets Government Fund and Daily Assets Cash Fund.

        "Independent Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

        "IRS" means Internal Revenue Service.

        "Moody's" means Moody's Investors Service.

        "NAV" means net asset value per share.

        "NRSRO" means a nationally recognized statistical rating organization.

        "SAI" means Statement of Additional Information.

        "SEC" means the U.S. Securities and Exchange Commission.

        "S&P" means Standard & Poor's Corporation, A Division of the McGraw Hill
         Companies.

        "Transfer Agent" means Citigroup.

        "Trust" means Monarch Funds.

        "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

        "1933 Act" means the Securities Act of 1933, as amended.

        "1940 Act" means the Investment Company Act of 1940, as amended.

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Investment Policies and Risks
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The following discussion supplements the disclosure in the Prospectuses about each Fund's investment techniques, strategies and risks.

A.      SEC Rule 2a-7

Under Rule 2a-7 of the 1940 Act, each Fund normally must invest at least 95% of its total assets in securities that are rated (by NRSROs such as S&P) in the highest short-term rating category for debt obligations, or are unrated and determined to be of comparable quality. Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, to those U.S. dollar-denominated instruments that the Board has determined present minimal credit risks and will comply with certain reporting and record keeping procedures. The Trust has established procedures to ensure that portfolio securities comply with regulatory quality criteria.

Pursuant to Rule 2a-7, the Board has established procedures to stabilize each Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of NAV as a result of fluctuating interest rates, based on available market rates, from a Fund's $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding distributions and utilizing a NAV as determined by using available market quotations.

B.      Fixed Income Securities

1.      General

Variable and Floating Rate Securities Each Fund may invest in fixed income securities with variable or floating rates. The yield of variable and floating rate securities varies in relation to changes in specific money market rates. A "variable" interest rate adjusts at predetermined intervals (for example, daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes. These changes are reflected in adjustments to the yield of the variable and floating rate securities and different securities may have different adjustable rates. Accordingly, as interest rates increase or decrease, the appreciation or depreciation may be less on these obligations than for fixed rate obligations. To the extent that a Fund invests in long-term variable or floating rate securities, the Adviser believes that the Fund may be able to take advantage of the higher yield that is usually paid on long-term securities.

Each Fund will only purchase variable or floating rate securities, whose interest rate is adjusted based on a single short-term rate or index such as the Prime Rate. Under Rule 2a-7, a Fund may only purchase securities with maturities of greater than 397 days that have demand features that meet certain requirements or that are certain long-term Government Securities.

Daily Assets Cash Fund may purchase variable and floating rate corporate master notes. Master notes with variable or floating interest rates are unsecured obligations that are redeemable upon notice. If you invest in master notes, you may invest fluctuating amounts in these instruments at varying rates of interest under a direct arrangement with the issuer. These obligations include master demand notes. The issuer of these obligations often has the right, after a given period, to prepay its outstanding principal obligations upon a specified number of days' notice. These obligations generally are not traded and there is generally no established secondary market for these obligations. To the extent a demand note does not have a seven-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Asset-Backed Securities Each Fund may purchase adjustable rate mortgage or other asset-backed securities (such as Small Business Association securities). Daily Assets Treasury Fund may only purchase mortgage or asset-backed securities that are Treasury Securities. These securities directly or indirectly represent a participation in, or are secured by and payable from, adjustable rate mortgages or other loans that may be secured by real estate or other assets. Most mortgage backed securities are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities.

Adjustable Rate Mortgage Backed Securities Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in

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value based on changes in market interest rates or changes in the issuer's creditworthiness. Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, a Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rates during a specified period or over the life of the security.

Small Business Administration Securities Small Business Administration ("SBA") securities are variable rate securities that are backed by the full faith and credit of the United States Government, and generally have an interest rate that resets monthly or quarterly based on a spread to the Prime Rate. SBA securities generally have maturities at issue of up to 40 years. No Fund may purchase an SBA security if, immediately after the purchase, (1) the Fund would have more than 15% of its net assets invested in SBA securities or (2) the total unamortized premium (or the total accreted discount) on SBA securities would exceed 0.25% of the Fund's net assets.

Collateralized Mortgage Obligations Each Fund may purchase collateralized mortgage obligations ("CMOs"), which are collateralized by ARMs or by pools of conventional mortgages. CMOs typically have a number of classes or series with different maturities that are generally retired in sequence. Each class of bonds receives periodic interest payments according to the coupon rate on the bonds. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 bonds will be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of bonds may be paid off sooner than expected because of an acceleration in prepayments of the obligations comprising the collateral pool.

2.      Risks

Interest Rate Risk Changes in interest rates affect the market value of the interest-bearing fixed income securities held by a Fund. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including Government Securities, can change in value when there is a change in interest rates.

Credit Risk A Fund's investment in fixed income securities is subject to credit risk relating to the financial condition of the issuers of the securities that each Fund holds. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. To limit credit risk, each Fund only invests in securities rated in the highest rating category of an NRSRO or those that are unrated and deemed to be of comparable credit quality by the Adviser.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A. The Funds may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Adviser will determine whether the Fund should continue to hold the security. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. Credit ratings attempt to evaluate the safety of principal and interest payments, and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates. Unrated securities may not be as actively traded as rated securities.

Unrated securities may not be as actively traded as rated securities. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality) if the Adviser determines that retaining such security is in the best interest of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Asset-Backed Securities The value of asset-backed securities may be significantly affected by changes in interest rates, the markets' perception of the issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize asset-backed securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some asset-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of asset-backed securities by borrowers or foreclosures on the borrowers affect the average life of asset-backed securities. Prepayments may be triggered by various factors, including the level of interest rates, general

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economic conditions, the location and age of the assets underlying the security and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. A decrease in the rate of prepayments may extend the effective maturities of asset-backed securities, increasing their sensitivity to changes in market interest rates. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool and a Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. When this occurs, the Fund's yield will decline. The volume of prepayments of principal in the assets underlying a particular asset-backed security will influence the yield of that security and a Fund's yield. To the extent that a Fund purchases asset-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

C.      Repurchase Agreements


1.      General


Each Fund may enter into repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Fund's custodian, subcustodian or tri-party custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow a Fund to earn income for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

2.      Risks

Repurchase agreements involve credit risk. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, a Fund may have difficulties in exercising its rights to the underlying securities. A Fund may incur costs and expensive time delays in disposing of the underlying securities, and it may suffer a loss. Failure by the other party to deliver a security or currency purchased by a Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow a Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements. A Fund will only enter into a repurchase agreement with a seller that the Adviser believes presents minimal credit risk.

D.      Borrowing

1.      General

Each Fund may borrow money from banks for temporary or emergency purposes in an amount up to 33 1/3% of the Fund's total assets. Each Fund may borrow money for other purposes so long as such borrowings do not exceed 5% of the Fund's total assets. The purchase of securities is prohibited if a Fund's borrowing exceeds 5% or more of its total assets.

2.      Risks

Interest costs on borrowing may offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principle payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements and other similar investments that involve a form of leverage have characteristics similar to borrowing but are not considered borrowing if a Fund maintains a segregated account.

E.      When-Issued Securities

1.      General

Each Fund may purchase securities offered on a when-issued or delayed-delivery basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within a certain period of time after the transaction, but delayed settlements beyond that period may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

2.      Risks

At the time a Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including the risk that the value of the security may decline. The use of when-issued transactions enables a Fund

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to protect against anticipated changes in interest rates and prices, but may also increase the volatility of the Fund's asset value per unit. Failure by a counterparty to deliver a security purchased by a Fund on a when-issued or delayed-delivery basis may result in a loss to the Fund or a missed opportunity to make an alternative investment.

F.      Illiquid Securities

1.      General

Each Fund may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" means repurchase agreements not entitling the holder to payment of principal within seven days and securities with legal or contractual restrictions on resale or the absence of a readily available market. Certificates of deposit and other fixed time deposits that carry an early withdrawal penalty or mature in greater than seven days are treated as illiquid securities if there is no readily available market for the instrument.

2.      Risks

Limitations on resale may have an adverse effect on the marketability of a security and a Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security can become illiquid.

3.      Determination of Liquidity

The Board has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace for the security, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

4.      Core and Gateway (R) Structure

A Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

Investment Limitations
--------------------------------------------------------------------------------

The investment objective of each Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The investment objective of a Fund is fundamental. Each Fund has also adopted a fundamental policy which provides that, notwithstanding any other investment policy or restriction (whether fundamental or not), the Fund may invest all of its assets in the securities of a single pooled investment fund having substantially the same investment objectives, policies and restrictions as the Fund, as applicable.

A fundamental policy of a Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of a Fund may be changed by the Board without shareholder approval. A nonfundamental policy of a Fund may be changed by the Board without interestholder approval. In the event that a Fund changes a policy to invest 80% of net assets (including borrowings) in certain types of securities, the Fund will notify shareholders at least 60 days before such change becomes effective.

For purposes of all investment policies of a Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

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Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A.      Fundamental Limitations

Each Fund may not:

Diversification With respect to 75% of its assets, purchase a security other than a Government Security if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer.

Concentration Purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that there is no limit on investments in Government Securities.

For purposes of concentration: (1) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower; (2) utility companies are divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (3) financial service companies will be classified according to the end users of their services, (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry).

Underwriting Underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

Real Estate Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

Commodities Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

Borrowing Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, provided that borrowings do not exceed 33 1/3% of the value of the Fund's total assets.

Senior Securities Issue senior securities except as appropriate to evidence indebtedness that the Fund is permitted to incur, and provided that the Fund may issue shares of additional classes that the Board may establish.

Lending Make loans, except for loans of portfolio securities, through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments.

Thrift Investor Limitations With respect to Daily Assets Government Fund, purchase or hold any security that: (1) a Federally chartered savings association may not invest in, sell, redeem, hold or otherwise deal pursuant to law or regulation, without limit as to percentage of the association's assets; and (2) pursuant to 12 C.F.R. Section 566.1 would cause shares of the Fund not to be deemed to be short term liquid assets when owned by Federally chartered savings associations.

B.      Nonfundamental Limitations

Each Fund may not:

Borrowing Purchase securities for investment while any borrowing equaling 5% or more of the Fund's total assets is outstanding; and if at any time the Fund's borrowings exceed the Fund's investment limitations due to a decline in net assets, such borrowings will be promptly (within three days) reduced to the extent necessary to comply with the limitations. Borrowing for purposes other than meeting redemption requests will not exceed 5% of the value of the Fund's total assets.

Securities with Voting Rights Purchase securities that have voting rights, except the Fund may invest in securities of other investment companies to the extent permitted by the 1940 Act.

Margin; Short Sales Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

Liquidity Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

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Investment by Financial Institutions
--------------------------------------------------------------------------------

A.      Investments by Shareholders that are Banks - Daily Assets Government
        Fund

Daily Assets Government Fund invests only in instruments which, if held directly by a bank or bank holding company organized under the laws of the United States or any state thereof, would be assigned to a risk-weight category of no more than 20% under the current risk based capital guidelines adopted by the Federal bank regulators (the "Guidelines"). In the event that the Guidelines are revised, the Fund's investment portfolio will be modified accordingly, including by disposing of Fund securities or other instruments that no longer qualify under the Guidelines. In addition, the Fund does not intend to hold any securities or instruments that would be subject to restriction as to amount held by a national bank under Title 12, Section 24 (Seventh) of the United States Code. If the Fund includes any instruments that would be subject to a restriction as to amount held by a national bank, investment in the Fund may be limited.

The Guidelines provide that shares of an investment fund are generally assigned to the risk-weight category applicable to the highest risk-weighted security or instrument that the fund is permitted to hold. Accordingly, Fund interests should qualify for a 20% risk-weighting under the Guidelines. The Guidelines also provide that, in the case of an investment fund whose shares should qualify for a risk-weighting below 100% due to limitations on the assets which it is permitted to hold, bank examiners may review the treatment of the shares to ensure that they have been assigned an appropriate risk-weight. In this connection, the Guidelines provide that, regardless of the composition of an investment fund's assets, shares of a Fund may be assigned to the 100% risk-weight category if it is determined that the Fund engages in activities that appear to be speculative in nature or has any other characteristics that are inconsistent with a lower risk-weighting. The Adviser has no reason to believe that such a determination would be made with respect to the Fund. There are various subjective criteria for making this determination and, therefore, it is not possible to provide any assurance as to how Fund interests will be evaluated by bank examiners.

Before acquiring Daily Assets Government Fund shares (directly or indirectly), prospective investors that are banks or bank holding companies, particularly those that are organized under the laws of any country other than the United States or of any state, territory or other political subdivision of the United States, and prospective investors that are U.S. branches and agencies of foreign banks or Edge Corporations, should consult all applicable laws, regulations and policies, as well as appropriate regulatory bodies, to confirm that an investment in Fund shares is permissible and in compliance with any applicable investment or other limits.

Shares of Daily Assets Government Fund held by national banks are generally required to be revalued periodically and reported at the lower of cost or market value. Such shares may also be subject to special regulatory reporting, accounting and tax treatment. In addition, a bank may be required to obtain specific approval from its board of directors before acquiring Fund shares (either directly or indirectly), and thereafter may be required to review its investment in the Fund for the purpose of verifying compliance with applicable federal banking laws, regulations and policies.

National banks generally must review their investment holdings of Daily Assets Government Fund at least quarterly to ensure compliance with established bank policies and legal requirements. Upon request, Daily Assets Government Fund will make available to its investors' information relating to the size and composition of its portfolio.

B.      Investments by Shareholders that are Credit Unions - Daily Assets
        Treasury Fund

Daily Assets Treasury Fund limits its investments to those that are legally permissible for Federally chartered credit unions under applicable provisions of the Federal Credit Union Act (including 12 U.S.C. Section 1757(7), (8) and (15)) and the applicable rules and regulations of the National Credit Union Administration (including 12 C.F.R. Part 703, Investment and Deposit Activities), as such statutes and rules and regulations may be amended. The Fund limits its investments to Government Securities (including Treasury STRIPS) and repurchase agreements fully collateralized by Government Securities. Certain Government Securities owned by the Fund may be mortgage or asset-backed, but no such security will be: (1) a stripped mortgage backed security ("SMBS"); (2) a residual interest in a CMO or REMIC; or (3) a mortgage servicing right, a commercial mortgage related security or a small business related security. Each Fund may also invest in reverse repurchase agreements in accordance with 12 C.F.R. Section 703.100(j) to the extent otherwise permitted herein and in the Prospectuses.

C. Investments by Shareholders that are Savings Associations - Daily Assets Government Fund

Daily Assets Government Fund limits its investments to those legally permissible for Federally chartered savings associations without limit as to percentage under applicable provisions of the Home Owners' Loan Act (including 12 U.S.C.
Section 1464) and the applicable rules and regulations of the Office of Thrift Supervision, as such statutes and rules and regulations may be amended.

Monarch Funds
--------------------------------------------------------------------------------

Management
--------------------------------------------------------------------------------


The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Fund. The fund complex includes the Trust and three other investment companies (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his affiliation with a broker-dealer. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated.



                                                                                               Number of
                                                                                              Portfolios
                                            Term of                                             in Fund          Other
                              Position    Office and           Principal Occupation(s)          Complex       Trusteeships
           Name,              with the   Length of Time                During                  Overseen         Held by
      Age and Address          Trust        Served                  Past 5 Years              by Trustee        Trustees
-------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

J. Michael Parish           Chairman     Since 1989     Retired; Partner, Wolfe, Block,          26            None
Born:  November 9, 1943     Trustee       (Chairman     Schorr and Solis-Cohen LLP (law
                                          since 2004)   firm) 2002 - 2003; Partner, Thelen
                                                        Reid & Priest LLP (law firm) from
                                                        1995 - 2002.

Costas Azariadis            Trustee      Since 1989     Professor of Economics, University       26            None
Born:  February 15, 1943                                of California-Los Angeles; Visiting
                                                        Professor of Economics, Athens
                                                        University of Economics and Business
                                                        1998 - 1999.

James C. Cheng              Trustee      Since 1989     President, Technology Marketing          26            None
Born:  July 26, 1942                                    Associates (marketing company for
                                                        small and medium sized businesses in
                                                        New England).

Interested Trustee

John Y. Keffer              Trustee      Since 1989     President, Citigroup's fund services     26            None
Born:  July 15, 1942                                    division  since 2003; President,
                                                        Forum Financial Group, LLC ("Forum")
                                                        (a fund services company acquired by
                                                        Citigroup in 2003).

Officers

David I. Goldstein          President    Since 2003     Director, Citigroup since 2003;          N/A           N/A
Born:  August 3, 1961                                   Director of Business Product
                                                        Development, Forum 1999 - 2003.

Beth P. Hanson              Vice         Since 2003     Relationship Manager; Citigroup          N/A           N/A
Born:  July 15, 1966        President/As                since 2003; Relationship Manager,
                            sistant                     Forum 1999 - 2003.
                            Secretary

Sara M. Morris              Vice         Since 2004     Director and Relationship Manager,       N/A           N/A
Born: September 18, 1963    President                   Citigroup since 2004; Chief
                                                        Financial Officer,
                                                        The VIA Group, LLC
                                                        (strategic marketing
                                                        company) 2000 - 2003.

Stacey E. Hong              Treasurer    Since 2002     Director, Fund Accounting, Citigroup     N/A           N/A
Born:  May 10, 1966                                     since 2003; Director of Accounting,
                                                        Forum 1998 - 2003.

Monarch Funds
--------------------------------------------------------------------------------


                                               Term of                                       Number of Portfolios
                                             Office and                                              in Fund          Other
                                Position       Length            Principal Occupation(s)            Complex       Trusteeships
         Name,                  with the       of Time                    During                    Overseen         Held by
    Age and Address               Trust        Served                  Past 5 Years                by Trustee        Trustees
------------------------------------------------------------------------------------------------------------------------------------
David M. Whitaker             Secretary     Since 2004     Counsel, Citigroup since 2004;         N/A            N/A
Born: September 6, 1971                                    Assistant Counsel, PFPC, Inc. (a
                                                           fund services company) 1999 - 2004.

Peter R. Guarino              Chief         Since 2004     Executive Director, Investment         N/A            N/A
Born: June 22, 1958           Compliance                   Company Services of the Distributor
                              Officer                      since 2004; General Counsel and
                                                           Global Compliance Director, MiFund,
                                                           Inc. (internet-based trading
                                                           platform) 2000 - 2002; Western
                                                           Division Chief Operating Officer,
                                                           Fund Services Group, Merrill
                                                           Corporation (financial printer)
                                                           1998 - 2000.


B.      Trustee Ownership in Family of Investment Companies

                                                               Aggregate Dollar Range of
                                                            Ownership as of December 31, 2004
                           Dollar Range of Beneficial         in all Registered Investment
                          Ownership in the Trust as of      Companies Overseen by Trustee in
      Trustees                December 31, 2004               Family of Investment Companies
----------------------------------------------------------------------------------------------
Interested Trustees
John Y. Keffer                          None                        $ 10,001 to 50,000
Disinterested Trustees
Costas Azariadis                        None                               None
James C. Cheng                          None                               None
J. Michael Parish                       None                          Over $100,000

C.      Ownership of Securities of the Adviser and Related Companies

As of December 31, 2004, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its distributor, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

4.      Information Concerning Trust Committees

Audit Committee. The Trust's Audit Committee consists of Messrs. Azariadas, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Audit Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended August 31, 2004, the Audit Committee met four times.

Nominating Committee. The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Independent Trustees

Monarch Funds
--------------------------------------------------------------------------------

recommended by security holders of interests in Trust series. During the fiscal period ended August 31, 2004, the Nominating Committee did not meet.

Qualified Legal Compliance Committee. The Trust's Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended August 31, 2004 the QLCC did not meet.

Valuation Committee. The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining NAV of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal period ended August 31, 2004, the Valuation Committee did not meet.

D.      Compensation of Trustees and Officers

Each Independent Trustee is paid a quarterly retainer fee that totals $12,000 annually for service to the Trust ($15,00 for the Chairman). In addition, except as otherwise determined by the Trustees, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman) and $500 for each special Board meeting attended and $1,500 for each major special meeting attended. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in attending Board meetings. Mr. Keffer receives no compensation (other than reimbursement for travel and related expenses) for his service as Trustee. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Trust and the fund complex, which includes all series of the Trust and another investment company for the fiscal year ended August 31, 2004.

                                                                          Total
                                                                       Compensation
                         Compensation                                 from Trust and
   Trustee                from Fund         Benefits   Retirement      Fund Complex
-------------------------------------------------------------------------------------
John Y. Keffer            $     0           $     0     $     0           $     0
Costas Azariadis           11,259                 0           0            22,800
James C. Cheng             11,259                 0           0            22,800
J. Michael Parish          12,765                 0           0            25,850

F.      Investment Adviser

1.      Services

The Adviser serves as the investment adviser to each Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all necessary services, facilities and personnel in connection with managing a Fund's investments and effecting portfolio transactions for the Fund. Anthony R. Fischer, Jr., has been the portfolio manager responsible for the day-to-day management of each Fund since its inception. Mr. Fischer has over 30 years of experience in the money market industry.

2.      Fees


Table 1 in Appendix B shows for the past three fiscal years the dollar amount payable by each Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fee paid by each Fund.


3.      Other

The Adviser is not affiliated with Citigroup or any company affiliated with Citigroup. The Advisory Agreement with respect to a Fund must be approved at least annually by the Board or by majority vote of the shareholders of a Fund, and in either case by a majority of the Disinterested Trustees.

The Advisory Agreement is terminable with respect to each Fund without penalty by the Board on 60 days' written notice when authorized either by vote of the Fund's outstanding voting interests or by a majority vote of the Board, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment. Under the

Monarch Funds
--------------------------------------------------------------------------------

Advisory Agreement, the Adviser is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties.

4.      Advisory Agreement Approval

At the December 9, 2004 meeting, the Board, including a majority of the Independent Trustees, determined that it would be in the best interests of the Funds and their shareholders to continue the Investment Advisory Agreement between the Trust and the Adviser (the "Initial Advisory Agreement") for an additional twelve months. The Board considered the nature and quality of services to be provided to the Funds. The Board also reviewed certain information regarding the Adviser's compliance with applicable rules and regulations over the past year. The Board also considered the Adviser's compensation for providing advisory services to the Funds and analyzed comparative information on fees and expenses of similar mutual funds, noting, among other things, that the advisory fees and total expense ratio for the Funds were below or comparable to the median figures in the comparative data. The Board considered the factors listed below, and such other factors and information it deemed relevant prior to approving and recommending the continuation of the Advisory Agreement:

        (1) The fact that the Adviser is the investment adviser to one other Trust series;

        (2) Information provided by the Adviser regarding the Adviser's executive officers;

        (3) A representation from the Adviser that the Fund's portfolio would be monitored weekly for compliance with the Fund's investment policies;

        (4) The fact that the Institutional Service, Institutional, Preferred, and Universal share classes each outperformed its Lipper Inc. peer group for the 3-month, 6-month, 1-year, 3-year, and 5-year periods.

        (5) The fact that actual advisory fee for the Funds was lower than the mean actual advisory fee for their Lipper Inc. peer group;

        (6) The Adviser's financial statements (a copy of which was provided to the Board) as well as information relating to the insurance maintained by the Adviser.

G.      Distributor


1.      Services


The Distributor serves as the distributor (also known as the principal underwriter) of each Fund's shares pursuant to a distribution agreement with the Trust (the "Distribution Agreement"). The Distributor is located at Two Portland Square, Portland, Maine 04101 and is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

The Distributor acts as the representative of the Trust in connection with the offering of a Fund's shares. The Distributor continually distributes shares of each Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares.

The Distributor may enter into arrangements with various financial institutions through which you may purchase or redeem shares. The Distributor may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of Fund shares.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of Fund shares. These financial institutions may charge a fee for their services and may receive shareholders service fees even though Fund shares are sold with sales charges or distribution fees. These financial institutions may otherwise act as the Distributor's agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Funds.


2.      Fees


The Distributor does not receive a fee for any distribution services performed except the distribution service fees with respect to the Shares of those Classes for which a distribution plan ("Plan") is effective.

Monarch Funds
--------------------------------------------------------------------------------


3.      Compliance Services

Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust and subject to approval by the Board, the Distributor provides a Chief Compliance Officer ("CCO") to the Trust as well as certain additional compliance support functions ("Compliance Services").

The Compliance Agreement states that the Distributor will receive a fee for the Compliance Services that it performs. For the CCO's services, the Distributor receives a fee from the Fund of $12,500 per year. Pursuant to the Administration Agreement between the Trust and Administrator, the Administrator has agreed to pay the Distributor for certain additional compliance support functions.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by the Distributor with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

Under the Compliance Agreement, the Distributor is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, the Distributor and certain related parties (such as the Distributors officers and persons who control the Distributor) are indemnified by the Trust against any and all claims and expenses related to the Distributor's actions or omissions, except for any act or omission resulting from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 6 in Appendix B shows the dollar amount of the fees accrued by each Fund to the Distributor for Compliance Services, the amount of the fee waived by the Distributor, and the actual fees received by the Distributor. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

4.      Other


The Distribution Agreement with respect to a Fund must be approved at least annually by the Board or by majority vote of the shareholders of that Fund, and in either case by a majority of the Disinterested Trustees.

The Distribution Agreement terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of a majority of the Fund's outstanding voting securities or by a majority vote of the Board, or by the Distributor on 60 days' written notice to the Trust.

Under the Distribution Agreement, the Distributor is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties.

Under the Distribution Agreement, the Distributor and certain related parties (such as the Distributor's officers and persons that control the Distributor) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in the Trust's Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify the Distributor for any such misstatements or omissions if they were made in reliance upon information provided in writing by the Distributor in connection with the preparation of the Registration Statement.


5.      Distribution Plan


In accordance with Rule 12b-1 under the 1940 Act, the Trust has adopted a Plan for Investor Shares of each Fund. The Plan provides for the payment to the Distributor of a Rule 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Investor Shares.

The Plan provides that the Distributor may incur expenses for activities including, but not limited to: (1) expenses of sales employees or agents of the distributor, including salary, commissions, travel and related expense for services in connection with the distribution of shares; (2) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or institution receiving such fees; (3) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (4) the costs of preparing,

Monarch Funds
--------------------------------------------------------------------------------

printing and distributing sales literature and advertising materials used by the Distributor or others in connection with the offering of Investor Shares for sale to the public.

The Plan provides that all written agreements relating to the Plan must be approved by the Board, including a majority of the Disinterested Trustees. In addition, the Plan requires the Trust and the Distributor to prepare and submit to the Board, at least quarterly, and the Board to review written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made.

The Plan provides that it will remain in effect with respect to a Fund for one year from the date of adoption and thereafter shall continue in effect provided they are approved at least annually by a majority vote of the shares of the Fund's Investor Shares or by the Board, including a majority of the Disinterested Trustees. The Plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution pursuant to the Plan without shareholder approval (a majority vote of outstanding Investor Shares of the Fund) and that other material amendments of the Plan must be approved by the Disinterested Trustees. The Board may terminate the Plan at any time by a majority of the Disinterested Trustees, or by the shareholders of a Fund's Investor Shares.


Table 2 in Appendix B shows the dollar amount of fees payable, waived, and paid under the Plan with respect to each Fund for the past three fiscal years.


H.      Other Service Providers


1.      Administrator


The Administrator is responsible for supervising the overall management of the Trust, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.

For its services, the Administrator receives a fee with respect to each class of each Fund at an annual rate of 0.11% of the average daily net assets of each Fund.

The agreement with the Administrator (the "Administration Agreement") must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Disinterested Trustees. The Administration Agreement is terminable without penalty by the Trust or by the Administrator with respect to a Fund on 60 days' written notice.

Under the Administration Agreement, the Administrator is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties. The Administrator and certain related parties (such as The Administrator's officers and persons who control the Administrator) are indemnified by the Trust against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.


Table 3 in Appendix B shows the dollar amount of the fees payable by each Fund to the Administrator, the amount of the fee waived by the Administrator, and the actual fees paid by each Fund for the past three fiscal years.


2.      Transfer Agent

The Transfer Agent serves as transfer agent and distribution paying agent pursuant to a transfer agency agreement with the Trust (the "Transfer Agency Agreement"). The Transfer Agent maintains an account for each shareholder of record of a Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

For its services, the Fund pays the Transfer Agent an annual fee of $12,000 per class of shares plus the Transfer Agent also receives a fee based on the average daily net assets of each class as follows: 0.20% for each of Investor Shares and Institutional Shares, 0.10% for Institutional Service Shares, 0.05% for Universal Shares, and 0.00% for Preferred Shares. Certain shareholder account fees are also charged.

The Transfer Agency Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Disinterested Trustees. The Transfer Agency Agreement is terminable without penalty by the Trust or by the Transfer Agent with respect to a Fund on 60 days' written notice.

Under the Transfer Agency Agreement, the Transfer Agent is not liable for any act in the performance of its duties to a Fund, except for bad faith, willful misconduct, or gross negligence in the performance of its duties. The Transfer Agent and certain related parties (such as the Transfer Agent's officers and persons who control the Transfer Agent) are indemnified by the Trust against any and all claims and expenses related to the Transfer Agent's actions or omissions that are consistent with the Transfer Agent's contractual standard of care.

Monarch Funds
--------------------------------------------------------------------------------

3.      Shareholder Service Agreement

The Trust has adopted a shareholder service agreement (the "Shareholder Service Agreement") with respect to Institutional Shares, Investor Shares, and Institutional Service Shares of each Fund. Under the Shareholder Service Agreement, the Trust may pay the Administrator a shareholder servicing fee at an annual rate of 0.20% of the average daily net assets of each class. The Administrator may pay any or all amounts of these payments to various institutions that provide shareholder servicing to their customers holding Institutional, Investor, and Institutional Service Shares.

The Shareholder Service Agreement shall continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the Board and a majority of the Disinterested Trustees. Any material amendment to the Shareholder Service Agreement must be approved by a majority of the Disinterested Trustees. The agreement may be terminated without penalty at any time by a vote of a majority of the Disinterested Trustees or the Administrator.

The Administrator may enter into shareholder servicing agreements with various shareholder servicing agents pursuant to which those agents, as agent for their customers, may agree among other things to: (1) answer shareholder inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust's services;
(2) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (3) assist shareholders in arranging for processing purchase, exchange and redemption transactions; (4) arrange for the wiring of funds; (5) guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts;
(6) integrate periodic statements with other shareholder transactions; and (7) provide such other related services as the shareholder may request.

In offering or redeeming Fund shares, some shareholder servicing agents also may impose certain conditions on their customers, subject to the terms of the Prospectuses, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or by charging their customers a direct fee for their services. Some shareholder servicing agents may also act and receive compensation for acting as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Funds with respect to assets invested in the Funds. These shareholder servicing agents may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust with respect to assets of those customers or clients invested in the Funds.


Table 4 in Appendix B shows the dollar amount of fees payable by each class of each Fund to the Administrator, the amount of the fees waived by the Administrator and the actual fees paid by each class for the past three fiscal years.


4.      Fund Accountant

The Accountant serves as fund accountant pursuant to an accounting agreement with the Trust (the "Fund Accounting Agreement"). The Accountant provides fund accounting services to each Fund. These services include calculating the NAV of each Fund and preparing the Fund's financial statements and tax returns.

The Accountant receives a fee of $36,000 per year, per Fund, plus $12,000 for each additional class over one for each Fund. The Accountant also receives certain surcharges and out of pocket expenses.

The Fund Accounting Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Disinterested Trustees. The Fund Accounting Agreement is terminable without penalty by the Trust or by the Accountant with respect to a Fund on 60 days' written notice.

Under the Fund Accounting Agreement, the Accountant is not liable to the Trust or any of the Trust's shareholders for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties. The Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care.


Table 5 in Appendix B shows for the past three fiscal years the dollar amount payable by the Funds to the Accountant, the amount of the fee waived by the Accountant, and the actual fees received by the Accountant for the past three fiscal years.


5.      Custodian

The Custodian, pursuant to an agreement with the Trust, safeguards and controls each Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of a Fund's domestic and foreign assets. The Custodian is located at Two Portland Square, Portland, Maine 04101.

For its services, the Custodian receives an annualized percentage of the average daily net assets of the Funds. Each Fund also pays an annual domestic custody fee as well as certain other transaction fees. The fees are accrued daily by the Funds and are paid monthly based on average net assets and transactions for the previous month.

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Comerica Bank is the subcustodian of each Fund. Comerica Bank is located at One
Detroit Center, 500 Woodward Avenue, Detroit, Michigan 47226.

6.      Legal Counsel

Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue NW, Washington, D.C. 20036, passes upon legal matters in connection with the issuance of shares of the Trust.


7.      Independent Registered Public Accounting Firm


KPMG LLP, 99 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm of the Funds. The independent registered public accounting firm audits the annual financial statements of each Fund. The independent registered public accounting firm also reviews the tax returns and certain regulatory filings of each Fund.

Portfolio Transactions
--------------------------------------------------------------------------------

Purchases and sales of portfolio securities for each Fund usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. There are usually no brokerage commissions paid for any purchases. The Trust does not anticipate that the Funds will pay brokerage commissions, however, in the event a Fund pays brokerage commissions or other transaction-related compensation, the payments may be made to broker-dealers who pay expenses of the Fund that the Fund would otherwise be obligated to pay itself. Any transaction for which a Fund pays transaction-related compensation will be effected at the best price and execution available, taking into account the amount of any payments made on behalf of the Fund by the broker-dealer effecting the transaction.

Allocations of transactions to dealers and the frequency of transactions are determined for each Fund by the Adviser in its best judgment and in a manner deemed to be in the best interest of interestholders of that Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available. The Adviser monitors the creditworthiness of counterparties to the Funds' transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks. No portfolio transactions are executed with the Adviser or any of its affiliates.

No Fund paid brokerage commissions during fiscal years ended August 31, 2001, 2002 and 2003.

A.      Other Accounts of the Adviser

Investment decisions for a Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. When purchases or sales of the same security for a Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

B.      Securities of Regular Broker-Dealers


Table 7 of Appendix B lists each Fund's regular brokers and dealers whose securities (or the securities of the parent company) were acquired by the Fund during the most recent fiscal year as well as the aggregate value of such securities held by the Fund as of the Fund's most recent fiscal year end.

C.      Portfolio Holdings


The portfolio holdings of each Fund are disclosed to the public 60 days after each fiscal quarter end through filings of SEC Form N-CSR or Form N-Q. A Fund reserves the right to adopt a policy that prohibits disclosure of portfolio holdings until after quarterly filing dates or until after holdings have been made available through a shareholder mailing or posting to a Fund web site as of an earlier date.

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The Administrator may report portfolio holdings on behalf of a Fund to survey companies (e.g. Morningstar or Lipper, Inc.) or other parties as directed by an authorized officer of the Fund. Such reports are distributed no earlier than 60 days after a Fund's fiscal quarter end. Neither a Fund nor the Adviser receives any compensation in connection with disclosure of portfolio holdings.

The Funds' Chief Compliance Officer oversees the disclosure of portfolio holdings and provides an annual report regarding this disclosure to the Board.

Purchase and Redemption Information
--------------------------------------------------------------------------------

A.      General Information

Shareholders of record may purchase or redeem shares or request any shareholder privilege in person at the offices of the Transfer Agent.

The Funds accept orders for the purchase or redemption of shares on each weekday except on Federal holidays and other days that the Federal Reserve Bank of San Francisco is closed ("Fund Business Days"). A Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Not all Funds or classes may be available for sale in the state in which you reside. Please check with your investment professional to determine a Funds' or class' availability.

B.      Additional Purchase Information

The Distributor sells shares of each Fund on a continuous basis.

Each Fund reserves the right to refuse any purchase request. There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges.

Fund shares are normally issued for cash only. At the Adviser's discretion, however, a Fund may accept portfolio securities that meet the investment objective and policies of a Fund as payment for Fund shares. A Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

C.      IRAs

All contributions into an IRA through systematic investments are treated as IRA contributions made during the year the investment is received.

Each Fund may be a suitable investment vehicle for part or all of the assets held in Traditional or Roth Individual Retirement Accounts (collectively, "IRAs"). Call the Funds at (800) 754-8757 to obtain an IRA account application. Generally, all contributions and investment earnings in an IRA will be tax-deferred until withdrawn. If certain requirements are met, investment earnings held in a Roth IRA will not be taxed even when withdrawn. You may contribute up to $3,000 ($3,500 if you are age 50 or older) annually to an IRA. Only contributions to Traditional IRAs are tax-deductible (subject to certain requirements). However, that deduction may be reduced if you or your spouse is an active participant in an employer-sponsored retirement plan and you have adjusted gross income above certain levels. Your ability to contribute to a Roth IRA also may be restricted if you or, if you are married, you and your spouse have adjusted gross income above certain levels.

Your employer may also contribute to your IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, you may contribute up to $9,000 annually to your IRA, and your employer must generally match such contributions up to 3% of your annual salary. Alternatively, your employer may elect to contribute to your IRA 2% of the lesser of your earned income or $205,000.

This information on IRAs is based on regulations in effect as of January 1, 2004 and summarizes only some of the important federal tax considerations affecting IRA contributions. Consult your tax advisors about your specific tax situation.

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Monarch Funds
--------------------------------------------------------------------------------

D.      UGMAs/UTMAs

These custodial accounts provide a way to give money to a child and obtain tax benefits. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA"). If the custodian's name is not in the account registration of a UGMA or UTMA account, the custodian must sign instructions in a manner indicating custodial capacity.

E.      Purchases through Financial Institutions

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to a Fund.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in a Fund directly. When you purchase a Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures; you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Funds may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of a Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

F.      Lost Accounts

The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

G.      Additional Redemption Information

A Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus or herein.

Normally, redemption proceeds are paid immediately following receipt of a redemption order in proper form. A delay may occur in cases of very large redemptions, excessive trading or during unusual market conditions. In any event, you will be paid within 7 days, unless: (1) your bank has not cleared the check to purchase the shares (which may take up to 15 days); (2) the Federal Reserve Bank of San Francisco is closed for any reason other than normal weekend or holiday closings; (3) there is an emergency in which it is not practical for the Fund to sell its portfolio securities or for the Fund to determine its net asset value; or (4) the SEC deems it inappropriate for redemption proceeds to be paid. You can avoid the delay of waiting for your bank to clear your check by paying for shares with wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check to your record address.

H.      Suspension of Redemption Right

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of a Fund.

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Monarch Funds
--------------------------------------------------------------------------------

I.      Redemption In Kind

Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities. However, if the Board determines conditions exist which would make payment in cash detrimental to the best interests of a Fund or if the amount to be redeemed is large enough to affect a Fund's operations, payment in portfolio securities may be denied. If redemption proceeds are paid wholly or partly in portfolio securities, shareholders may incur brokerage costs by converting the securities to cash. The Trust has filed an election with the SEC pursuant to which a Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

J.      Distributions

Distributions of net investment income will be reinvested at a Fund's NAV as of the last business day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV per share of a Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

As described in the Prospectuses, under certain circumstances, a Fund may close early and advance the time by which the Fund must receive a purchase or redemption order and payments. In this case, if an investor places an order after the cut-off time, the order will be processed on the follow-up business day and your access to the Fund will be temporarily limited.

Taxation
--------------------------------------------------------------------------------

The tax information set forth in the Prospectuses and the information in this section relates solely to U.S. Federal income tax law and assumes that each Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key Federal income tax considerations affecting each Fund and its shareholders. No attempt has been made to present a complete explanation of the Federal tax treatment of the Funds or the implications to shareholders. The discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

This section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect. The following discussion does not reflect the American Jobs Creation Act of 2004, passed by Congress in October 2004, which contains provisions that would alter certain aspects of this discussion, particularly with respect to foreign shareholders.

All investors should consult their own tax advisers as to the Federal, state, local and foreign tax provisions applicable to them.

The tax year-end of each Fund is August 31 (the same as the Funds' fiscal year end).

A.      Qualification as a Regulated Investment Company

Each Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of a Fund.

1.      Meaning of Qualification

As a regulated investment company, a Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, net short-term capital gain and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of its net long-term capital gain over its net long-term capital loss) that it distributes to shareholders. In order to qualify as a regulated investment company, a Fund must satisfy the following requirements:

..       The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by a Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

..       The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.

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..       The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2.      Failure to Qualify

If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on a Fund's income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

B.      Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. The distributions paid by a Fund will not qualify for the dividends-received deduction for corporate shareholders.

Under the code, a portion of the distributions from a regulated investment company may be treated as "qualified dividend income," taxable to individuals at a maximum federal tax rate of 15% (5% for individuals in lower tax brackets), provided that holding period and other requirements are met. Based upon the investment policies of each Fund, it is expected that none of a Fund's distributions will be treated as "qualified dividend income".

Each Fund anticipates distributing substantially all of its net capital gain, if any, for each tax year. These distributions generally are made only once a year, but a Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares.

All distributions by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund. If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to you on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year even if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

C.      Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of a Fund's income must be distributed during the next calendar year. A Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, each Fund reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year.

Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Monarch Funds
--------------------------------------------------------------------------------

D.      Backup Withholding

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions paid to you if you: (1) have failed to provide a correct taxpayer identification number; (2) are subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to a Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against your Federal income tax liability or refunded.

E.      Foreign Shareholders

If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), the tax implications of income received from a Fund will depend on whether the income is "effectively connected" with your U.S. trade or business.

If the income from a Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income (and short-term capital gains) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 28% (or lower applicable treaty rate) upon the gross amount of the distribution. You generally will be exempt from U.S. Federal income tax on distributions of net capital gain from a Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from a Fund is effectively connected with your U.S. trade or business, then ordinary income distributions and capital gain distributions will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, a Fund may be required to withhold U.S. Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in a Fund can differ from the U.S. Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the foreign tax consequences of an investment in a Fund.

F.      State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in a Fund can differ from the U.S. Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisers as to the state and local tax consequences of an investment in a Fund.

Other Matters
--------------------------------------------------------------------------------

A.      The Trust and Its Shareholders

1.      General Information

The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 7, 2003 and is registered as an open-end, management investment company under the 1940 Act. In April 2003, the Trust succeeded to the assets and liabilities of Monarch Funds, a statutory trust organized under the laws of the State of Delaware on July 10, 1992 and registered as an open-end, management investment company under the 1940 Act. Prior to June 9, 2003, the Funds operated under a master-feeder fund structure whereby they sought to achieve their respective investment objectives by investing all of their investable assets in separate portfolios (the "Portfolios") of Core Trust (Delaware) ("Core Trust"). The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares.

As of the date hereof, the Trust's series consists of the Funds and Daily Assets Government Obligations Fund. The Funds offer shares of beneficial interest in an Investor, Preferred, Institutional Service and Universal Shares of these series. Daily Assets Government Fund and Daily Assets Cash Fund also offer Institutional Shares. Daily Assets Government Obligations Fund offers only a Universal Share class. Daily Assets Cash Fund also offers shares of beneficial interest in B and C Share classes. Each class of a Fund may have a different expense ratio and its expenses will affect each class' performance.

Monarch Funds
--------------------------------------------------------------------------------

The Funds are not required to maintain a code of ethics pursuant to Rule 17j-1 of the 1940 Act. However, the Adviser and the Distributor have adopted codes of ethics under that Rule; these codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

The Trust and each Fund will continue indefinitely until terminated.

2.      Shareholder Voting and Other Rights

Each share of each Fund and each class of shares has equal distribution, liquidation and voting rights. Fractional shares have these rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each class votes separately with respect to the provisions of any Rule 12b-1 plan, which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those classes are entitled to vote on the matter. Massachusetts law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series) shares may, as set forth in the Trust Instrument, call a meeting of shareholders of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees. There are no conversion or preemptive rights in connection with shares of the Trust.


3.      Certain Reorganization Transactions


The Trust or any Fund may be terminated upon the sale of its assets to, or merger with, another open-end, management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or a Fund. The Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation.

B.      Fund Ownership

As of December 15, 2004, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of each Fund and class.


Also as of that date, certain shareholders of record owned 5% or more of a Fund or class. These shareholders and any shareholder known by a Fund to own beneficially 5% or more of a Fund or class are listed in Table 8 in Appendix B.


From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to require the Trust to hold a shareholder meeting to vote on certain issues and may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of December 15, 2004, the following persons beneficially or of record owned 25% or more of the shares of a Fund and may be deemed to control the Fund. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company's parents are listed.

Controlling Person
Information                       Name and Address            Shares         % of Class  % of Fund
---------------------------------------------------------------------------------------------------
Daily Assets Treasury Fund
Universal Shares               Stratevest & Co.             86,759,486.300     100.00      54.73
                               P.O. Box 2499
                               Brattleboro, VT 05303

Daily Assets Cash Fund
Investor Shares                LG Infocomm USA Inc.        164,235,306.320      41.61      28.70
                               10225 Willow Creek Road
                               San Diego, CA 92131

Monarch Funds
--------------------------------------------------------------------------------

C.      Limitations on Shareholders' and Trustees' Liability

Under Massachusetts law, shareholders of a Fund conceivably may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of each Fund's property of any shareholder or former shareholder held personally liable for the obligations of a Fund. The Trust Instrument also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Massachusetts law does not apply, no contractual limitation of liability was in effect, and a Fund is unable to meet its obligations.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever. A Trustee is not, however, protected against any liability to which he would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.      Proxy Voting Procedures


Copies of the Trust's and Adviser's proxy voting procedures are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2004 will be available (1) without charge, upon request, by contacting the Transfer Agent at
(800) 754-8757 or (207) 879-0001 and (2) on the SEC's website at
http://www.sec.gov.


E.      Registration Statement

This SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. You may also review the registration statement at the SEC's web site at www.sec.gov.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

F.      Financial Statements

The financial statements of the Funds for the year ended August 31, 2004, which are included in the Funds' annual report to Shareholders, are incorporated herein by reference. These financial statements include only the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes, report of independent registered public accounting firm and other items required by Regulation S-X.

                                                                   Monarch Funds
--------------------------------------------------------------------------------

Appendix A - Description of Securities Ratings

Corporate Bonds

Moody's

  Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

  Note Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

  S&P

  AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  Note Plus (+) or minus (-). The ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          The 'r' symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns that are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch

  AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                                                                   Monarch Funds
--------------------------------------------------------------------------------

Short Term Ratings

Moody's

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          .       Leading market positions in well-established industries.
          .       High rates of return on funds employed.
          .       Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          .       Broad margins in earnings coverage of fixed financial
                  charges and high internal cash generation.
          .       Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

  A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  Fitch

  F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

  F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

                                                                   Monarch Funds
--------------------------------------------------------------------------------

Appendix B - Miscellaneous Tables

Table 1 - Investment Advisory Fees

The fees payable by the Funds under the Investment Advisory Agreement for the year ended August 31, 2004 and the period June 9, 2003 to August 31, 2003 were:

                             Daily Assets       Daily Assets       Daily Assets
Year ended August 31,        Treasury Fund     Government Fund      Cash Fund
--------------------------------------------------------------------------------
    2004                       $ 87,513          $  334,271          $  181,812
    2003                         23,356              48,805              48,075

The fees payable by the Portfolios under the Investment Advisory Agreement for the past three years were:

                               Treasury Cash    Government Cash      Cash
Year ended August 31,            Portfolio        Portfolio        Portfolio
--------------------------------------------------------------------------------
    2003 (9/1/2002 to 6/8/2003)  $ 40,096        $   73,695          $  221,143
    2002                          129,768           210,257             494,099

Table 2 - Distribution Fees

The fees payable by the Funds (including their predecessors) under the Distribution Plan for the past three years were:

Investor Shares

Year ended August 31,               Contractual Fee    Fee Waived      Fee Paid
--------------------------------------------------------------------------------
2004
   Daily Assets Treasury Fund         $  218,498        $  1,301     $  217,197
   Daily Assets Government Fund          165,694               0        165,694
   Daily Assets Cash Fund                723,362               0        723,362

2003
   Daily Assets Treasury Fund            280,893             990        279,903
   Daily Assets Government Fund          146,103               -        146,103
   Daily Assets Cash Fund              1,120,169               -      1,120,169

2002
   Daily Assets Treasury Fund            453,590               -        453,590
   Daily Assets Government Fund          180,555               -        180,555
   Daily Assets Cash Fund              1,732,245               -      1,732,245

For the fiscal year ended August 31, 2004, all of the fees paid under the Distribution Plan were made to financial institutions that make the Funds' Investor Shares available for sale to their clients and for marketing of the Funds' Investor Shares.

                                                                   Monarch Funds
--------------------------------------------------------------------------------

Table 3 - Administration Fees

The fees payable by the Funds under the Administration Agreement for the past three years were:

Preferred Shares

Year ended August 31,              Contractual Fee     Fee Waived     Fee Paid
--------------------------------------------------------------------------------
2004
    Daily Assets Treasury Fund        $        -        $      -     $        -
    Daily Assets Government Fund         685,430         422,739        262,691
    Daily Assets Cash Fund                10,351           8,955          1,396
2003
    Daily Assets Treasury Fund                 -               -              -
    Daily Assets Government Fund          61,889          61,889              -
    Daily Assets Cash Fund                 7,195           7,195              -
2002
    Daily Assets Treasury Fund                 -               -              -
    Daily Assets Government Fund          15,745          15,745              -
    Daily Assets Cash Fund                37,898          37,898              -

Universal Shares

Year ended August 31,              Contractual Fee     Fee Waived     Fee Paid
--------------------------------------------------------------------------------
2004
    Daily Assets Treasury Fund        $  146,972        $ 25,003     $  121,969
    Daily Assets Government Fund         123,662           7,789        115,873
    Daily Assets Cash Fund                94,419          15,965         78,454
2003
    Daily Assets Treasury Fund            34,569          34,569              -
    Daily Assets Government Fund          83,015          30,667         52,348
    Daily Assets Cash Fund                64,494          24,727         39,767
2002
    Daily Assets Treasury Fund                56              56              -
    Daily Assets Government Fund          77,719               -         77,719
    Daily Assets Cash Fund                25,540               -         25,540

Institutional Service Shares

Year ended August 31,              Contractual Fee     Fee Waived     Fee Paid
--------------------------------------------------------------------------------
2004
   Daily Assets Treasury Fund         $   26,175        $      -     $   26,175
   Daily Assets Government Fund           73,864               -         73,864
   Daily Assets Cash Fund                 31,949               -         31,949

2003
   Daily Assets Treasury Fund             23,480        $      -         23,480
   Daily Assets Government Fund           17,377               -         17,377
   Daily Assets Cash Fund                  8,378               -          8,378

                                                                   Monarch Funds
--------------------------------------------------------------------------------

Institutional Shares

Year ended August 31,              Contractual Fee     Fee Waived     Fee Paid
--------------------------------------------------------------------------------
2004
    Daily Assets Treasury Fund        $        -        $      -     $        -
    Daily Assets Government Fund          81,949               -         81,949
    Daily Assets Cash Fund               105,468               -        105,468
2003
    Daily Assets Treasury Fund                 -                              -
    Daily Assets Government Fund          67,234               -         67,234
    Daily Assets Cash Fund               129,713               -        129,713
2002
    Daily Assets Treasury Fund            21,691               -         21,691
    Daily Assets Government Fund         136,034               -        136,034
    Daily Assets Cash Fund               284,274               -        284,274

Investor Shares

Year ended August 31,              Contractual Fee     Fee Waived     Fee Paid
--------------------------------------------------------------------------------
2004
    Daily Assets Treasury Fund        $   96,142        $      -     $   96,142
    Daily Assets Government Fund          72,906               -         72,906
    Daily Assets Cash Fund               318,315               -        318,315
2003
    Daily Assets Treasury Fund            79,748               -         79,748
    Daily Assets Government Fund          41,944               -         41,944
    Daily Assets Cash Fund               308,532               -        308,532
2002
    Daily Assets Treasury Fund            97,467               -         97,467
    Daily Assets Government Fund          39,287               -         39,287
    Daily Assets Cash Fund               372,094               -        372,094

The fees payable by the Portfolios under an agreement between Core Trust and the Administrator for the past three years were:

Year ended August 31,              Contractual Fee     Fee Waived     Fee Paid
--------------------------------------------------------------------------------
2003 (9/1/2002 to 6/8/2003)
   Treasury Cash Portfolio            $   56,022        $      -     $   56,022
                                                               -
   Government Cash Portfolio             103,596               -        103,596
   Cash Portfolio                        311,499                        311,499
2002                                                           -
   Treasury Cash Portfolio               192,903               -        192,903
   Government Cash Portfolio             313,334               -        313,334
   Cash Portfolio                        733,971                        733,971

                                                                   Monarch Funds
--------------------------------------------------------------------------------

Table 4 - Shareholder Service Fees

The fees payable by the Funds under the Shareholder Services Agreement for the past three years were:

Institutional Service Shares

Year ended August 31,              Contractual Fee     Fee Waived     Fee Paid
--------------------------------------------------------------------------------
2004
   Daily Assets Treasury Fund         $   47,593        $ 24,244     $   23,349
   Daily Assets Government Fund          134,299          35,068         99,231
   Daily Assets Cash Fund                 58,111
                                                          25,872         32,239
2003
   Daily Assets Treasury Fund             63,741          63,741              -
   Daily Assets Government Fund           31,595          20,908
                                                                         10,687
   Daily Assets Cash Fund                 15,232           9,590          5,642

Institutional Shares

Year ended August 31,              Contractual Fee     Fee Waived     Fee Paid
--------------------------------------------------------------------------------
2004
  Daily Assets Treasury Fund          $        -        $      -     $        -
  Daily Assets Government Fund           148,998          30,676        118,322
  Daily Assets Cash Fund                 191,809          54,380        137,429
2003
   Daily Assets Treasury Fund                  -               -              -
   Daily Assets Government Fund          190,158          54,396        135,762
   Daily Assets Cash Fund                394,415          73,722        320,693
2002
   Daily Assets Treasury Fund             82,485          69,505         12,980
   Daily Assets Government Fund          525,766          50,513        475,253
   Daily Assets Cash Fund              1,073,516          51,885      1,021,631

Investor Shares

Year ended August 31,              Contractual Fee     Fee Waived     Fee Paid
--------------------------------------------------------------------------------
2004
  Daily Assets Treasury Fund          $  174,800        $ 36,912     $  137,888
  Daily Assets Government Fund           132,556          13,812        118,744
  Daily Assets Cash Fund                 578,693          67,864        510,829
2003
   Daily Assets Treasury Fund            224,717          70,252        154,465
   Daily Assets Government Fund          116,884          29,317         87,567
   Daily Assets Cash Fund                896,145          79,409        816,736
2002
   Daily Assets Treasury Fund            362,872          36,326        326,546
   Daily Assets Government Fund          144,444           5,347        139,097
   Daily Assets Cash Fund              1,385,796               -      1,385,796

                                                                   Monarch Funds
--------------------------------------------------------------------------------

Table 5 - Fund Accounting Fees

The fees payable by the Funds under the Accounting Agreement for the past three years were:

Year ended August 31,              Contractual Fee     Fee Waived     Fee Paid
--------------------------------------------------------------------------------
2004
    Daily Assets Treasury Fund        $   72,015        $      -     $   72,015
    Daily Assets Government Fund         123,273               -        123,273
    Daily Assets Cash Fund               104,561               -        104,561
2003
    Daily Assets Treasury Fund            21,778               -         21,778
    Daily Assets Government Fund          28,241               -         28,241
    Daily Assets Cash Fund                26,174               -         26,174
2002
    Daily Assets Treasury Fund             3,000               -          3,000
    Daily Assets Government Fund           3,000               -          3,000
    Daily Assets Cash Fund                 3,000               -          3,000

The fees payable by the Portfolios under an agreement between the Core Trust and the Accountant for the past three years were:

Year ended August 31,              Contractual Fee     Fee Waived     Fee Paid
--------------------------------------------------------------------------------
2003 (9/1/2002 to 6/8/2003)
    Treasury Cash Portfolio           $   24,498        $      -     $   24,498
    Government Cash Portfolio             32,739               -         32,739
    Cash Portfolio                        41,415               -         41,415
2002
    Treasury Cash Portfolio               57,500               -         57,500
    Government Cash Portfolio             57,500               -         57,500
    Cash Portfolio                        57,500               -         57,500


Table 6 - Compliance Fees

The following tables show the dollar amount of fees accrued by each Fund, the amount of fee that was waived by the Distributor, if any, and the actual fees received by the Distributor. The Compliance Agreement becomes effective on October 1, 2004 and no fees were charged pursuant thereto for the fiscal period/year ended August 31, 2004.

                              Compliance Fee   Compliance Fee   Compliance Fee
        Fund                     Accrued           Waived          Retained
--------------------------------------------------------------------------------
Daily Assets Treasury Fund         N/A              N/A              N/A
Daily Assets Government Fund       N/A              N/A              N/A
Daily Assets Cash Fund             N/A              N/A              N/A

Table 7 - Securities of Regular Broker-Dealers


The regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the fiscal year ended August 31, 2004 and the aggregate value of the Funds' holdings of those securities as of the Funds' most recent fiscal year ended were as follows:

Daily Assets Treasury Fund                        Value (000's Omitted)
--------------------------------------------------------------------------------
Deutsche Bank                                          $  20,260
Merrill Lynch & Co., Inc.                                 20,000
Bank of America Securities                                18,402

                                                                   Monarch Funds
--------------------------------------------------------------------------------

Daily Assets Government Fund                            Value (000's Omitted)
--------------------------------------------------------------------------------
Bear Stearns & Co., Inc.                                      $  30,000
Goldman Sachs & Co.                                              25,175
Bank of America Securities                                       20,961

Daily Assets Cash Fund                                  Value (000's Omitted)
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                                     $  85,000
Bear Stearns & Co., Inc.                                         79,576
Bank of America Securities                                       62,648
Merrill Lynch & Co., Inc.                                        39,540


Table 8 - 5% Shareholders


As of December 15, 2004, the shareholders listed below owned of record 5% or more of the outstanding shares of each Class of Shares of the Funds.

5% Shareholders                      Name and Address                          Shares          % of Class
----------------------------------------------------------------------------------------------------------
Daily Assets Treasury Fund

Universal Shares                Stratevest & Co.                          86,759,486.300        100.00
                                P.O. Box 2499
                                Brattleboro, VT 05303

Institutional Service Shares    Repub & Co.                                4,207,724.590         27.07
                                201 N Figueroa St. Suite 610
                                Los Angeles, CA 90012

                                David A Gill
                                Physicians Interindemnity Trust            3,188,255.280         20.51
                                LA Superior Court Case 145996
                                2029 Century Park East
                                Third Floor
                                Los Angeles, CA 90067

                                Sullivan Kelly & Associates, Inc.
                                In Trust for various entities under        1,544,573.570          9.94
                                California Insurance
                                Code Section 1733 & 1734
                                P.O. Box 1348
                                Duarte, CA 91010

                                Blue Ridge Networks, Inc.
                                1420 Parke Long Ct. #201                   1,406,827.800          9.05
                                Chantilly, VA 20151

                                Canyon Ranch Mgmt LLC
                                C/O Midland Loan Services, Inc.
                                210 W 10th Street                          1,246,011.710          8.02
                                Kansas City, MO 64105

Investor Shares                 Learning Tree International, Inc.         12,001,279.680         21.35
                                6053 West Century Blvd., Suite 200
                                Los Angeles, CA 90045

                                                                   Monarch Funds
--------------------------------------------------------------------------------

                                Intelidata Technologies Corporation        4,194,243.270          7.46
                                11600 Sunrise Valley Drive
                                Ste. 100
                                Reston, VA 20191

                                Quadramed Corporation                      4,117,775.430          7.33
                                12110 Sunset Hills Rd. Suite 600
                                Reston, VA 20190-3224

                                Robert F. Driver Co., Inc.                 3,350,254.170          5.96
                                Trust Account
                                1620 Fifth Avenue
                                San Diego, CA 92101

Daily Assets Cash Fund

Prefered Shares                 Sunwest Bank                              10,008,468.260         52.22
                                17542 East 17th St.
                                Suite 200
                                Tustin, CA 92780

                                Calhoun & Co.                              9,157,596.680         47.78
                                C/O Comerica Bank
                                411 Lafeyette St.
                                Mail Code 3455
                                Detroit, MI 48226

Universal Shares                Stratevest & Co.                          11,287,363.950         31.43
                                P.O. Box 2499
                                Brattleboro, VT 05303

                                Maine Mutual Fire Insurance                5,298,108.930         14.74
                                44 Maysville Road
                                P.O. Box 729
                                Presque Isle, ME 04769

                                Trust Co. of America Corp.                 4,101,012.120         11.42
                                P.O. Box 3857
                                Englewood, CO 80155

                                HM Payson & Co.                            3,741,317.560         10.42
                                P.O. Box 31
                                Portland, ME 04112

                                Spectrum Medical Group PA                  3,371,207.830          9.39
                                300 Professional Drive
                                Scarborough, ME 04074-8433

                                HM Payson & Co.                            2,673,244.570          7.44
                                P.O. Box 31
                                Portland, ME 04112

                                Coastcast Corporation                      2,385,857.570          6.64
                                3025 East Victoria Street
                                Rancho Dominguez, CA 90221

                                                                   Monarch Funds
--------------------------------------------------------------------------------


                                Trust Co. of America - APB                 2,002,348.590          5.58
                                P.O. Box 3857
                                Englewood, CO 80155-3857
----------------------------------------------------------------------------------------------------------
Institutional Service Shares    PMTI                                       3,182,812.380         12.04
                                82 Cambridge Street
                                Burlington, MA 01803

                                Tighe & Bond Inc.                          3,086,273.270         11.68
                                53 Southampton Road
                                Westfield, MA 01085

                                PMP                                        2,235,627.250          8.46
                                82 Cambridge Street
                                Burlington, MA 08103

                                Stratevest & Co.                           2,083,985.560          7.89
                                P.O. Box 2499
                                Brattleboro, VT 05303

                                Springfield Anesthesia Service             1,492,115.980          5.65
                                908 Allen Street
                                Springfield, MA 01118

                                PMC Claimaints Trust                       1,451,845.500          5.49
                                380 Union Street
                                West Springfield, MA 01089

                                Automobile Club of Pioneer Valley          1,443,064.810          5.46
                                150 Capital Drive
                                West Springfield, MA 01089

Institutional Shares            Neurometrix, Inc.                         28,039,592.610         29.21
                                62 Fourth Ave.
                                Waltham, MA 02451

                                Edison Schools, Inc.                      12,041,160.950         12.54
                                521 Fifth Avenue, 15th Floor
                                New York, NY 10175

                                Edison Receivables Company, LLC           10,363,085.420         10.79
                                529 Fifth Ave.
                                11th Floor
                                New York, NY 10017

                                Repub & Co.                                6,834,303.930          7.12
                                201 N Figueroa St. Suite 610
                                Los Angeles, CA 90012

                                Pacific Maritime Association               5,532,075.650          5.76
                                550 California Street, 2nd Floor
                                San Francisco, CA 94104

Investor Shares                 LG Infocomm USA Inc.                     164,235,306.320         41.61
                                10225 Willow Creek Road
                                San Diego, CA 92131

                                                                   Monarch Funds
--------------------------------------------------------------------------------


                                Union Bank of California                  26,952,993.780          6.83
                                P.O. Box 85636
                                San Diego, CA 92186

                                Prometheus Laboratories, Inc.             22,040,390.760          5.58
                                5739 Pacific Center Blvd.
                                San Diego, CA 92121

Daily Assets Government Fund

Preferred Shares                Comerica Securities, Inc.                 14,373,600.520         61.47
                                211 Fort Street, MC 3137
                                Detroit, MI 48226

                                Sunwest Bank                               9,011,238.720         38.53
                                17542 East 17th Street
                                Suite 200
                                Tustin, CA 92780

Universal Shares                Stratevest & Co.                          53,813,455.500         47.24
                                P.O. Box 2499
                                Brattleboro, VT 05303

                                Los Angeles Lakers                        47,669,785.010         41.84
                                555 North Nash Street
                                El Segundo, CA 90245

                                PLM International, Inc.                    7,754,497.170          6.81
                                200 Nyala Farms
                                Westport, CT 06880

Institutional Shares            Repub & Co.                               42,439,740.710         57.69
                                C/O Imperial Trust
                                201 N Figueroa St. Suite 610
                                Los Angeles, CA 90012

                                Broder-Kurland-Webb-Uffner Agency          5,714,633.510          7.77
                                6242 Beverly Boulevard
                                Suite 200
                                Beverly Hills, CA 90210

                                Microsemi Corp.
                                2381 Morse Ave.                            4,040,712.830          5.49
                                Irvine, CA 92614

Institutional Service Shares    Stratevest & Co.                          26,435,799.030         47.94
                                P.O. Box 2499
                                Brattleboro, VT 05303

                                The Dennis Group, Inc.                     8,466,021.110         15.35
                                1391 Main Street
                                Springfield, MA 01103

                                                                   Monarch Funds
--------------------------------------------------------------------------------

                                Mardens, Inc.                              8,239,796.490         14.94
                                184 College Ave.
                                Waterville, ME 04901

                                Holyoke Community College                  3,532,882.750          6.41
                                303 Homestead Ave.
                                Holyoke, MA 01040

Investor Shares                 Overland Storage, Inc.
                                4820 Overland Ave.
                                San Diego, CA 92123

                                Inphonic, Inc.                             8,213,928.300         12.83
                                1010 Wisconsin Avenue, NW
                                Suite 250
                                Washington, DC 20007
                                                                           8,113,304.840         12.67
                                Wireless Facilities, Inc.
                                4810 Eastgate Mall
                                San Diego, CA 92121

                                Target RX, Inc.                            6,976,210.350         10.90
                                220 Gibraltar Road
                                2nd Floor
                                Horsham, PA 19044
                                Landmark Education Capital Mgmt Corp.      5,965,438.590          9.32
                                353 Sacramento Street
                                Suite 200
                                San Francisco, CA 94111
                                                                           5,019,856.080          7.84
                                Syrxx, Inc.
                                10410 Science Center Drive
                                San Diego, CA 92121

                                                                           4,125,291.130          6.44

                                                                   Monarch Funds
--------------------------------------------------------------------------------

APPENDIX C - Proxy Voting Procedures

                                  MONARCH FUNDS

                 POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                  July 31, 2003
                          As Amended September 14, 2004

        SECTION 1. PURPOSE

        Shareholders of the various series of Forum Funds and Monarch Funds (collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

        This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

        SECTION 2. RESPONSIBILITIES

        (A) Adviser. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

        The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and
(ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

        The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

        (B) Proxy Manager. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

        SECTION 3. SCOPE

        These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

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        SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

        (1) Use of Adviser Proxy Voting Guidelines or Proxy Voting Service. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

        (1) Independence. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

        (3) Absence of Proxy Voting Service Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

        (B)     Routine Matters

        As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders. .

        (1) Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

        (2) Appointment of Auditors. Management recommendations will generally be supported.

        (3) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

        (C)     Non-Routine Matters

        (1) Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

        (2) Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

        (3) Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

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        (4)     Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

        (5) Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

        (D)     Conflicts of Interest

        Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

        If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

        (E)     Abstention

                The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

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                                                                   Monarch Funds
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                         FORUM INVESTMENT ADVISORS, LLC
                      PROXY VOTING PROCEDURES AND POLICIES

                               As of July 30, 2003

I.      GENERAL STATEMENT

        Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Forum Investment Advisors, LLC (the "Adviser") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these procedures and policies.

        With respect to its registered investment company clients (the "Trusts"), the Adviser has proxy voting responsibility and has implemented these policies and procedures. The Trusts look to the Adviser to be responsive to matters relating to corporate governance. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of the Trusts' investments. The Adviser's portfolio managers routinely review proxy proposals as part of their ongoing reassessment of companies and their managements.

II.     RESPONSIBILITIES

        The Adviser shall:

        A.      vote proxies as described in Section III below.

        B. periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of all clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

        C. be responsible for coordinating the delivery of proxies by the custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion.

III.    POLICIES AND PROCEDURES FOR VOTING PROXIES

        The Adviser has adopted the Trusts' proxy voting policies, which are attached hereto. To the extent that a Trust's policies do not cover potential voting issues with respect to proxies received by a Trust, the Trust has delegated to the Adviser the authority to act on its behalf to promote the Trust's investment objectives, subject to the provisions of a Trust's policies regarding resolution of a conflict of interest with respect to the Adviser.

IV.     RECORDKEEPING AND ASSOCIATED PROCEDURES

        A. All proxies received by the Adviser will be sent to the Portfolio Managers. The Portfolio Managers, or their staff, will:

                1. Ensure that proxies are logged in, timely reviewed, voted and submitted;

                2. Determine which accounts managed by the Adviser hold the security to which the proxy relates and reconcile proxies received with the stock held on the record date;

                3. Compile a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place;

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                                                                   Monarch Funds
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                4.      Ensure that the proxy is actually voted;

                5.      Develop a system to trace missing proxies expeditiously;

                6. Monitor performance of the custodian to ensure timely receipt of proxies by identified staff;

                7.      Maintain the appropriate records as described below; and

                8. Identify Routine Items, Non-Routine Items and Conflict of Interest Items on the proxy and determine whether a specific policy of the Trust applies to the Non-Routine Items and Conflict of Interest Items.

                The Adviser staff responsible for proxy voting shall be educated and trained as to these procedures. Each person involved in the voting of proxies shall have a copy of the policy and complete the acknowledgement attached as Exhibit A.

V.      DISCLOSURE

        A. The Adviser will disclose in its Form ADV Part II that its investment company clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client's proxy.

        B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser's Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Compliance Officer will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

VI.     RECORDKEEPING

        The Portfolio Managers or their staff will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

        A. Copies of the proxy voting procedures and policies, and any amendments thereto.

        B. A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

        C.      A record of each vote that the Adviser casts.

        D. A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

        E. A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

                                       C-5